UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22995

TrimTabs ETF Trust
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
33rd fl
New York, NY 10105
(Address of principal executive offices) (Zip code)

Derin Cohen
1345 Avenue of the Americas
33rd fl
New York, NY 10105
(Name and address of agent for service)

1-212-217-2597
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

Item 1. Reports to Stockholders.

(a)

TrimTabs ETF Trust
FCF US Quality ETF (TTAC)
FCF International Quality ETF (TTAI)
Donoghue Forlines Tactical High Yield ETF (DFHY)
Donoghue Forlines Risk Managed Innovation ETF (DFNV)
Donoghue Forlines Yield Enhanced Real Asset ETF (DFRA)

Annual Report
July 31, 2023

TrimTabs ETF Trust

TABLE OF CONTENTS

Management’s Discussion of Fund Performance
for FCF US Quality ETF	1

Performance Summary for FCF US Quality ETF	2

Management’s Discussion of Fund Performance
for FCF International Quality ETF	3

Performance Summary for FCF International Quality ETF	4

Management’s Discussion of Fund Performance
for Donoghue Forlines Tactical High Yield ETF	5

Performance Summary for Donoghue Forlines Tactical High Yield ETF	7

Management’s Discussion of Fund Performance
for Donoghue Forlines Risk Managed Innovation ETF	8

Performance Summary for Donoghue Forlines Risk Managed Innovation ETF	10

Management’s Discussion of Fund Performance
for Donoghue Forlines Yield Enhanced Real Asset ETF	11

Performance Summary for Donoghue Forlines Yield Enhanced Real Asset ETF	13

Shareholder Expense Examples	14

Portfolio Holdings Allocation	16

Schedules of Investments	18

Statements of Assets and Liabilities	40

Statements of Operations	42

Statements of Changes in Net Assets	44

Financial Highlights	49

Notes to Financial Statements	54

Report of Independent Registered Public Accounting Firm	71

Additional Information	73

FCF US Quality ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
July 31, 2023 (Unaudited)

The FCF US Quality ETF (TTAC) returned 12.87% (NAV) and 12.72% (Market) for the 12 months ended July 31, 2023. Our benchmark, the Russell 3000® Total Return Index (R3000), returned 12.65% over the same period.

On a benchmark relative basis, the best active contributors were Consumer Discretionary stocks, adding 1.37% active return over R3000; and Large Growth stocks, contributing 0.83% active return. The main active detractors were Information Healthcare and Large Blend stocks, losing 0.92% and 1.88% respectively.

TTAC owns a portfolio of what we believe to be high-quality stocks selected by our proprietary free cash flow algorithm: as of July 31, 2023, the weighted average return on assets for TTAC was 13.60%, compared to 9.64% for R3000; and cash flow return was 5.82% compared to 3.88% for R3000. Historically, high-quality stocks underperformed in the recovery stage but remained resilient throughout the economic cycle. We believe holding a Large and Mid-cap high-quality portfolio selected by the proprietary free cash flow metrics informed by our research as a core position will benefit investors in the long term.

Must be preceded or accompanied by a current Fund prospectus.

The views and opinions expressed in this discussion are those of FCF Advisors LLC. The views and opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Investing involves risk, including the possible loss of principal. Individual shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV, and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Investments in the Fund include risks associated with small and mid-cap securities which may have less liquidity and greater volatility than large-cap securities.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (toll free 800-617-0004).

The Russell 3000® Total Return Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Index measures the performance of approximately 98% of the total market capitalization of the publicly traded U.S. equity market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the Index.

Free Cash Flow represents the cash that a company is able to generate after accounting for capital expenditures.

The FCF US Quality ETF is distributed by Quasar Distributors, LLC.

The return on equity is a measure of the profitability of a business in relation to the equity.

FCF US Quality ETF

PERFORMANCE SUMMARY
July 31, 2023 (Unaudited)

Growth of a $10,000 Investment

	One	Five	Since
Average Annual Total Returns (as of July 31, 2023)	Year	Year	Inception(a)
FCF US Quality ETF – NAV	12.87%	11.04%	14.15%
FCF US Quality ETF – Market	12.72%	11.01%	14.13%
Russell 3000® Total Return Index	12.65%	11.45%	13.12%

This chart assumes an initial gross investment of $10,000 made on September 27, 2016 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index. The total operating expense ratio as stated in the fee table to the Fund’s prospectus dated November 28, 2022 is 0.59%. For performance information current to the most recent month-end, please call 1-800-617-0004.

(a)	Commencement of operations on September 27, 2016.

FCF International Quality ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
July 31, 2023 (Unaudited)

The FCF International Quality ETF (TTAI) returned 6.02% (NAV) and 6.13% (Market) for the 12 months ended July 31, 2023. TTAI’s benchmark, the MSCI ACWI Ex USA Net Total Return Index, returned 13.41% over the same period.

On an absolute basis, the main contributors were Consumer Discretionary and Large Growth stocks, with a 2.73% and 4.74% contribution to returns, respectively. On a benchmark relative basis, the main active detractors were Industrials and Large Value stocks, losing 2.20% and 2.60% respectively; geographically, TTAI underperformed in Emerging Asia, losing 2.05% active returns against the benchmark.

TTAI owns what we believe to be a portfolio of high-quality stocks selected by our proprietary free cash flow algorithm: as of July 31, 2023, the weighted average return on assets was 12.03%, compared to the benchmark’s 6.65%; and cash flow return for TTAI was 8.75% compared to the benchmark’s -2.48%. Historically, high-quality stocks underperformed in the recovery stage but remained resilient throughout the economic cycle. We believe holding a Large and Mid-cap high-quality portfolio selected by the proprietary free cash flow metrics informed by our research as a core position will benefit investors in the long term.

Must be preceded or accompanied by a current Fund prospectus.

The views and opinions expressed in this discussion are those of FCF Advisors LLC. The views and opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Investing involves risk, including the possible loss of principal. Individual shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV, and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Investments in the Fund include risks associated with small-and mid-cap securities which may have less liquidity and greater volatility than large-cap securities. Returns on investments in foreign securities could be more volatile than investments in securities of domestic issuers.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (toll free 800-617-0004).

The MSCI All Country World Index ex-USA (“MSCI Index”) is a market capitalization weighted index maintained by Morgan Stanley Capital International (MSCI). It is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI Index includes both developed and emerging markets. It is not possible to invest directly in the MSCI Index.

Free Cash Flow represents the cash that a company is able to generate after accounting for capital expenditures.

The FCF International Quality ETF is distributed by Quasar Distributors, LLC.

The return on equity is a measure of the profitability of a business in relation to the equity.

FCF International Quality ETF

PERFORMANCE SUMMARY
July 31, 2023 (Unaudited)

Growth of a $10,000 Investment

	One	Five	Since
Average Annual Total Returns (as of July 31, 2023)	Year	Year	Inception(a)
FCF International Quality ETF – NAV	6.02%	4.00%	4.58%
FCF International Quality ETF – Market	6.13%	3.92%	4.63%
MSCI All Country World Index ex-USA (Net)	13.41%	3.85%	4.69%

This chart assumes an initial gross investment of $10,000 made on June 27, 2017 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index. The total operating expense ratio as stated in the fee table to the Fund’s prospectus dated November 28, 2022 is 0.59%. For performance information current to the most recent month-end, please call 1-800-617-0004.

(a)	Commencement of operations on June 27, 2017.

Donoghue Forlines Tactical High Yield ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
July 31, 2023 (Unaudited)

The Donoghue Forlines Tactical High Yield ETF (DFHY or the “Fund”) was down -1.73% (NAV) and -1.68% (Market) for the 1-year period ended July 31, 2023. DFHY’s benchmark, the Bloomberg US Aggregate Bond Index was down -3.37% for the same time period.

DFHY outperformed the broader market index, the Bloomberg US Aggregate Bond Index, for the 1-year period ended July 31, 2023. Bond markets have begun to recover from their steep drawdown in 2022. DFHY is a fund of funds that tactically allocates exposure to high yield bond ETFs or intermediate term treasury bond ETFs on a daily buy-sell signal. DFHY aims to capture the majority of the upside and more importantly avoid the majority of the downside of the high yield asset class during a full credit market cycle. The strategy utilizes proprietary defensive “Tactical” indicators to attempt to mitigate downside volatility and preserve capital by shifting primarily towards intermediate term treasury exposure during market declines. The underlying ETFs in which DFHY invests are passively managed and track indexes; therefore, DFHY seeks to derive its alpha by obtaining exposure to the high yield bond market or intermediate term treasury market at an opportune time. The Fund also seeks to derive alpha from the broader fixed income benchmark, the Bloomberg US Aggregate Bond Index, by obtaining exposure to high yield bonds (to which the benchmark Index does not have exposure) and achieving less duration than the Bloomberg US Aggregate Bond Index.

The Fund’s underlying index experienced five risk mitigations signals for the 1-year period ended July 31, 2023. The signals occurred on 8/25/2022, 12/28/2022, 2/15/2023, 5/10/2023, and 5/15/2023.  Despite a non-trending high yield environment, the Fund outperformed its benchmark during the majority of signals, propelling its outperformance. Additionally, the portfolio benefited from less exposure to duration than the benchmark index.

Must be preceded or accompanied by a current Fund prospectus.

The views and opinions expressed in this discussion are those of FCF Advisors LLC and Donoghue Forlines LLC. The views and opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (toll free 800-617-0004).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually

Donoghue Forlines Tactical High Yield ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
July 31, 2023 (Unaudited) (Continued)

redeemed from the Fund. Brokerage commissions will reduce returns. Because the Fund invests in ETFs, an investor will indirectly bear the principal risks of the underlying funds, including illiquidity, and an investment in the Fund will entail more costs and expenses than a direct investment in the Underlying ETFs. Passive funds that seek to track an index may hold the component securities of the underlying index regardless of the current or projected performance of a specific security or the relevant market as a whole, which could cause the fund returns to be lower if the fund employed an active strategy. The performance of the Fund may diverge from that of its index. Active and frequent trading of portfolio securities may result in increased transaction costs to the Fund and may also result in higher taxes if Shares are held in a taxable account. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in high yield securities and unrated securities of similar credit quality are considered to be speculative and are generally subject to a greater risk of loss of principal and interest than investment grade securities. Investment in a fund that utilizes a tactical overlay that seeks to minimize risk may not be appropriate for every investor seeking a particular risk profile.

The Donoghue Forlines Tactical High Yield ETF is distributed by Quasar Distributors, LLC.

FCF Tactical High Yield Index tracks the performance of a rules-based tactical strategy that employs technical signals to determine a bullish or defensive posture: when bullish, the Index is fully invested into selected High Yield Bond exchange-traded funds (“ETFs”); when defensive, the Index directs 80% of its position into selected intermediate-term U.S. Treasury ETFs.

The Bloomberg US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

Alpha is a term used in investing to describe an investment strategy’s ability to beat the market, or its “edge.”

Bond duration is a way of measuring how much bond prices are likely to change if and when interest rates move.  In more technical terms, bond duration is measurement of interest rate risk.

Donoghue Forlines Tactical High Yield ETF

PERFORMANCE SUMMARY
July 31, 2023 (Unaudited)

Growth of a $10,000 Investment

	One	Since
Average Annual Total Returns (as of July 31, 2023)	Year	Inception(a)
Donoghue Forlines Tactical High Yield ETF – NAV	-1.73%	-3.47%
Donoghue Forlines Tactical High Yield ETF – Market	-1.68%	-3.46%
FCF Tactical High Yield Index	-2.60%	-3.95%
Bloomberg U.S. Aggregate Bond Index	-3.37%	-4.82%

This chart assumes an initial gross investment of $10,000 made on December 7, 2020 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index. The total operating expense ratio as stated in the fee table to the Fund’s prospectus dated November 28, 2022 is 0.87%. For performance information current to the most recent month-end, please call 1-800-617-0004.

(a)	Commencement of operations on December 7, 2020.

Donoghue Forlines Risk Managed Innovation ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
July 31, 2023 (Unaudited)

The Donoghue Forlines Risk Managed Innovation ETF (DFNV or the “Fund”) was up 12.84% (NAV) and 12.67% (Market) for the 1-year period ended July 31, 2023. DFNV’s benchmark, the Russell 1000 Growth Total Return Index, was up 17.31% for the same time period.

DFNV underperformed its benchmark during the time period ended July 31, 2023. Technology and innovation stocks had positive performance but DFNV was only 50% allocated to equities for part of the time period. The largest contributors to performance were Real Estate and Industrials stocks, respectively up 53.78% and 40.05% during the time period. The largest detractors were Financials stocks, down -7.14%.

DFNV owns what we believe to be a portfolio of high-quality innovative stocks selected by our proprietary free cash flow algorithm. Due to the long-term improving technical picture of the index, DFNV moved its portfolio to 100% high-quality innovative equities on April 17, 2023. DFNV employed a risk mitigation signal the previous year on September 6, 2022, moving 50% of the portfolio into short term treasury ETFs. Overall, the risk mitigation signal provided negative attribution to the portfolio. However, DFNV’s portfolio did produce less volatility during 2022 market turbulence relative to the benchmark. We believe holding a portfolio of high-quality innovative stocks selected by the proprietary free cash flow metrics informed by our research as a core position may benefit investors in the long term.

Must be preceded or accompanied by a current Fund prospectus.

The views and opinions expressed in this discussion are those of FCF Advisors LLC and Donoghue Forlines LLC. The views and opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (toll free 800-617-0004).

Investing involves risk, including the possible loss of principal. Individual shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Investments in the Fund include risks associated with small-and mid-cap securities which may have less liquidity and greater volatility than large-cap securities. Because the Fund may invest in ETFs, an investor will indirectly bear the principal risks of the underlying funds, including illiquidity, and an investment in the Fund will entail more costs and expenses than a direct investment in the Underlying ETFs. Passive funds that seek to track an index may hold the component securities of the underlying index regardless

Donoghue Forlines Risk Managed Innovation ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
July 31, 2023 (Unaudited) (Continued)

of the current or projected performance of a specific security or the relevant market as a whole, which could cause the fund returns to be lower than if the fund employed an active strategy. The performance of the Fund may diverge from that of its index. Active and frequent trading of portfolio securities may result in increased transaction costs to the Fund and may also result in higher taxes if Shares are held in a taxable account. Investment in a fund that utilizes a downside protection model that seeks to minimize risk only during certain prolonged bear market environments may not be appropriate for ever investor seeking a particular risk profile.

Free Cash Flow represents the cash that a company is able to generate after accounting for capital expenditures.

The Donoghue Forlines Risk Managed Innovation ETF is distributed by Quasar Distributors, LLC.

FCF Risk Managed Quality Innovation Index tracks the performance of a rules-based strategy that aims to provide risk-managed exposure to U.S. publicly traded companies with strong free cash flow and strong research and development (“R&D”) investment.

The Russell 1000 Growth Total Return Index is a stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index, which represent about 90% of the total market capitalization of that index.

Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders’ equity.

The weighted average return is the sum total of the product (or multiplication) of weights that are associated with different investment options and their respective returns.

Donoghue Forlines Risk Managed Innovation ETF

PERFORMANCE SUMMARY
July 31, 2023 (Unaudited)

Growth of a $10,000 Investment

	One	Since
Average Annual Total Returns (as of July 31, 2023)	Year	Inception(a)
Donoghue Forlines Risk Managed Innovation ETF – NAV	12.84%	4.88%
Donoghue Forlines Risk Managed Innovation ETF – Market	12.67%	4.83%
FCF Risk Managed Quality Innovation Index	13.08%	5.21%
Russell 1000® Total Return Index*	12.95%	9.11%
Russell 1000® Growth Total Return Index*	17.31%	8.42%

*
Effective December 30, 2022, the Fund’s broad-based securities market index was changed from the Russell 1000® Total Return Index to the Russell 1000® Growth Total Return Index to more closely align with the Fund’s principal investment strategy, which has overweight exposure to growth stocks.

This chart assumes an initial gross investment of $10,000 made on December 7, 2020 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index. The total operating expense ratio as stated in the fee table to the Fund’s prospectus dated November 28, 2022 is 0.69%. For performance information current to the most recent month-end, please call 1-800-617-0004.

(a)	Commencement of operations on December 7, 2020.

Donoghue Forlines Yield Enhanced Real Asset ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
July 31, 2023 (Unaudited)

The Donoghue Forlines Yield Enhanced Real Asset ETF (DFRA or the “Fund”) was up 17.62% (NAV) and 17.37% (Market) for the 1-year period ended July 31, 2023. DFRA’s benchmark, the S&P Real Assets Equity Index, was down -3.03% over the same period. DFRA outperformed its benchmark over the same time period.

DFRA outperformed its benchmark and the broader equity market, as represented by the S&P 500 Index, over the time period ended July 31, 2023. The largest contributors to performance were Energy and Materials stocks, respectively up 21.17% and 36.04% during the time period. The largest detractors were Information Technology and Financials stocks, respectively down -8.02% and -13.81%.

DFRA owns a portfolio of what we believe to be high-quality real asset stocks* selected by our proprietary free cash flow algorithm. Historically, real asset stocks have outperformed in periods of high inflation. We believe holding a portfolio of high-quality real asset stocks selected by the proprietary free cash flow metrics informed by our research as a core position may provide diversification and benefit investors in the long term.

*
“Real Asset” stocks are currently defined as common stock, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), and American Depositary Receipts (“ADRs”) included in the “Real Assets Industry Group,” as defined by FCF Indexes LLC, the index provider for the FCF Yield Enhanced Real Asset Index.

The views and opinions expressed in this discussion are those of FCF Advisors LLC and Donoghue Forlines LLC. The views and opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (toll free 800-617-0004).

Investing involves risk, including the possible loss of principal. Individual shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Passive funds that seek to track an index may hold the component securities of the underlying index regardless of the current or projected performance of a specific security or the relevant market as a whole, which could cause the fund returns to be lower than if the fund employed an active strategy. The performance of the Fund may diverge from that of its index. The Fund is new with limited performance history to evaluate.

The Fund may be subject to certain risks associated with direct investments in REITs such as the quality of credit, changes in their underlying properties and by defaults by borrowers or tenants. MLPs can be affected by macroeconomic factors, expectations of interest rates, investor sentiment or changes in a particular issuer’s financial condition. The Fund is more susceptible to adverse developments affecting one or more of these sectors.

Donoghue Forlines Yield Enhanced Real Asset ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
July 31, 2023 (Unaudited) (Continued)

Free Cash Flow represents the cash that a company is able to generate after accounting for capital expenditures.

The Donoghue Forlines Yield Enhanced Real Asset ETF is distributed by Quasar Distributors, LLC.

Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders’ equity. A company’s earnings are its after-tax net income. This is the company’s bottom line or its profits.

Market Price: The current price at which shares are bought and sold. Market returns are based upon last trade price.

NAV: The dollar value of a single share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. Calculated at the end of each business day.

The S&P Real Assets Equity Index is a static weighted return of investable and liquid equity indexed components that measures the performance of real return strategies that invest in listed global property, infrastructure, natural resources, and timber and forestry companies.

The FCF Yield Enhanced Real Asset Index is designed to track the investment result of a rules-based strategy that aims to provide exposure to global “real assets” equities.

The Standard and Poor’s 500, or simply the S&P 500, is a stock market index tracking the stock performance of 500 large companies listed on exchanges in the United States.

Donoghue Forlines Yield Enhanced Real Asset ETF

PERFORMANCE SUMMARY
July 31, 2023 (Unaudited)

Growth of a $10,000 Investment

	One	Since
Average Annual Total Returns (as of July 31, 2023)	Year	Inception(a)
Donoghue Forlines Yield Enhanced Real Asset ETF – NAV	17.62%	15.07%
Donoghue Forlines Yield Enhanced Real Asset ETF – Market	17.37%	14.86%
FCF Yield Enhanced Real Asset Index	17.11%	14.57%
S&P Real Assets Equity Index (Net Total Return)	-3.03%	-2.51%

This chart assumes an initial gross investment of $10,000 made on December 13, 2021 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index. The total operating expense ratio as stated in the fee table to the Fund’s prospectus dated November 28, 2022 is 0.69%. For performance information current to the most recent month-end, please call 1-800-617-0004.

(a)	Commencement of operations on December 13, 2021.

TrimTabs ETF Trust

SHAREHOLDER EXPENSE EXAMPLES
For the Six-Months Ended July 31, 2023 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated below.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table below is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	2/1/23 –
	2/1/23	7/31/23	7/31/23(a)
FCF US Quality ETF
Actual	$1,000.00	$1,118.00	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$2.96

TrimTabs ETF Trust

SHAREHOLDER EXPENSE EXAMPLES
For the Six-Months Ended July 31, 2023 (Unaudited) (Continued)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	2/1/23 –
	2/1/23	7/31/23	7/31/23(a)
FCF International Quality ETF
Actual	$1,000.00	$1,048.80	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$2.96

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	2/1/23 –
	2/1/23	7/31/23	7/31/23(b)
Donoghue Forlines
Tactical High Yield ETF
Actual	$1,000.00	$1,011.90	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	2/1/23 –
	2/1/23	7/31/23	7/31/23(b)
Donoghue Forlines Risk
Managed Innovation ETF
Actual	$1,000.00	$1,164.20	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	2/1/23 –
	2/1/23	7/31/23	7/31/23(b)
Donoghue Forlines Yield
Enhanced Real Asset ETF
Actual	$1,000.00	$1,058.10	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46

(a)	Actual Expenses Paid are equal to the Fund’s annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period.
(b)	Actual Expenses Paid are equal to the Fund’s annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period.

TrimTabs ETF Trust

PORTFOLIO HOLDINGS ALLOCATION (as a % of net assets)
July 31, 2023 (Unaudited)

FCF US Quality ETF
Communications	5.9%
Consumer Discretionary	8.6%
Consumer Staples	6.5%
Energy	6.2%
Financials	4.0%
Health Care	14.5%
Industrials	5.4%
Materials	3.9%
Technology	43.7	%(a)
Utilities	0.8%
Short-Term Investment	0.5%
Investment Purchased with the Cash Proceeds from Securities Lending	10.0	%(b)
Liabilities in Excess of Other Assets	(10.0)%
Total Net Assets	100.0%

FCF International Quality ETF
Australia	9.0%
Brazil	2.1%
Canada	6.9%
China	9.4%
Denmark	5.8%
Finland	0.3%
France	7.1%
Germany	1.8%
Greece	0.6%
India	1.0%
Ireland	4.7%
Israel	1.4%
Italy	1.8%
Japan	3.5%
Netherlands	7.2%
New Zealand	0.4%
Norway	1.7%
Portugal	0.8%
Puerto Rico	0.1%
Republic of Korea	0.7%
Singapore	1.0%
South Africa	1.9%
Spain	0.7%
Sweden	1.2%
Switzerland	11.9%
Taiwan	2.8%
United Kingdom	11.3%
United States	0.5%
Short-Term Investment	1.4%
Investment Purchased with the Cash Proceeds from Securities Lending	3.2	%(b)
Liabilities in Excess of Other Assets	(2.2)%
Total Net Assets	100.0%

TrimTabs ETF Trust

PORTFOLIO HOLDINGS ALLOCATION (as a % of net assets)
July 31, 2023 (Unaudited) (Continued)

Donoghue Forlines Tactical High Yield ETF
Exchange-Traded Funds	99.7%
Short-Term Investment	0.3%
Investment Purchased with the Cash Proceeds from Securities Lending	17.4	%(b)
Liabilities in Excess of Other Assets	(17.4)%
Total Net Assets	100.0%

Donoghue Forlines Risk Managed Innovation ETF
Communications	16.7%
Consumer Discretionary	1.9%
Consumer Staples	2.0%
Energy	0.8%
Health Care	14.4%
Industrials	2.3%
Technology	61.7	%(c)
Short-Term Investment	0.2%
Investment Purchased with the Cash Proceeds from Securities Lending	27.5	%(b)
Liabilities in Excess of Other Assets	(27.5)%
Total Net Assets	100.0%

Donoghue Forlines Yield Enhanced Real Asset ETF
Energy	40.0	%(c)
Industrials	15.1%
Materials	21.1%
REITs	10.7%
Master Limited Partnerships	10.4%
Preferred Stock	1.9%
Short-Term Investment	0.3%
Investment Purchased with the Cash Proceeds from Securities Lending	28.4	%(b)
Liabilities in Excess of Other Assets	(27.9)%
Total Net Assets	100.0%

(a)	Amount represents investments in a particular sector. No industry within this sector represented more than 25% of the Fund’s total assets at the time of investment.
(b)
Represents cash received as collateral in return for securities lent as part of the securities lending program. The cash is invested in the Mount Vernon Liquid Assets Portfolio, LLC as noted in the applicable schedules of investments listed in this report.

(c)	The “Certain Risks” section of the Notes to Financial Statements outlines risks associated with significant investments in a particular industry.

FCF US Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023

	Shares	Value
COMMON STOCKS – 99.5%

Communications – 5.9%
Airbnb, Inc. – Class A (a)(d)	15,235	$2,318,615
Alphabet, Inc. – Class A (a)	31,201	4,140,997
Booking Holdings, Inc. (a)	479	1,423,013
Expedia Group, Inc. (a)	8,798	1,078,019
Sirius XM Holdings, Inc. (d)	90,223	460,137
Trade Desk, Inc. – Class A (a)(d)	18,340	1,673,708
VeriSign, Inc. (a)	4,025	849,074
		11,943,563

Consumer Discretionary – 8.6%
AutoZone, Inc. (a)	696	1,727,277
Builders FirstSource, Inc. (a)(d)	11,803	1,704,707
Chipotle Mexican Grill, Inc. (a)	567	1,112,613
eBay, Inc.	26,485	1,178,847
Etsy, Inc. (a)(d)	6,395	650,052
Genuine Parts Co.	3,132	487,715
Hilton Worldwide Holdings, Inc.	10,457	1,625,959
Live Nation Entertainment, Inc. (a)	8,028	704,457
Lowe’s Cos., Inc.	5,288	1,238,820
O’Reilly Automotive, Inc. (a)	2,057	1,904,350
Starbucks Corp. (d)	18,830	1,912,563
Taylor Morrison Home Corp. (a)	11,796	571,162
Ulta Beauty, Inc. (a)	3,353	1,491,414
Williams-Sonoma, Inc. (d)	3,171	439,628
Yum! Brands, Inc.	5,091	700,878
		17,450,442

Consumer Staples – 6.5%
Altria Group, Inc.	52,262	2,373,740
Church & Dwight Co., Inc.	9,111	871,649
Clorox Co. (d)	6,127	928,118
Coca-Cola Co.	34,082	2,110,698
Colgate-Palmolive Co.	22,855	1,742,922
Hershey Co.	5,230	1,209,751
Kimberly-Clark Corp.	7,104	917,127
Philip Morris International, Inc.	19,058	1,900,464
Procter & Gamble Co.	8,177	1,278,065
		13,332,534

The accompanying notes are an integral part of these financial statements.

FCF US Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 99.5% (Continued)

Energy – 6.2%
Cheniere Energy, Inc.	9,508	$1,538,965
Chevron Corp.	11,620	1,901,729
ConocoPhillips	16,521	1,944,852
Enphase Energy, Inc. (a)	5,270	800,144
Exxon Mobil Corp.	36,070	3,868,147
Occidental Petroleum Corp. (d)	13,794	870,815
PBF Energy, Inc. – Class A	13,627	646,465
Valero Energy Corp.	7,661	987,580
		12,558,697

Financials – 4.0%
American Express Co.	10,683	1,804,145
Aon PLC – Class A	3,180	1,012,830
Erie Indemnity Co. – Class A	3,291	730,470
Marsh & McLennan Cos., Inc.	6,563	1,236,601
RLI Corp. (d)	4,193	559,388
SEI Investments Co.	11,729	738,810
Synchrony Financial	32,012	1,105,695
T Rowe Price Group, Inc.	8,059	993,352
		8,181,291

Health Care – 14.5%
Abbott Laboratories	14,504	1,614,730
AbbVie, Inc.	22,945	3,432,113
Amgen, Inc.	1,161	271,848
Bristol-Myers Squibb Co.	34,760	2,161,724
Centene Corp. (a)	19,496	1,327,483
Chemed Corp.	1,277	665,432
CVS Health Corp.	11,973	894,263
Elevance Health, Inc.	2,364	1,114,933
Eli Lilly & Co.	4,141	1,882,292
Gilead Sciences, Inc.	23,934	1,822,335
Hologic, Inc. (a)	8,548	678,882
Humana, Inc.	1,547	706,716
Johnson & Johnson	6,024	1,009,201
Lantheus Holdings, Inc. (a)(d)	9,185	794,411
McKesson Corp.	3,453	1,389,487

The accompanying notes are an integral part of these financial statements.

FCF US Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 99.5% (Continued)

Health Care – 14.5% (Continued)
Medpace Holdings, Inc. (a)	5,563	$1,408,385
Merck & Co., Inc.	19,177	2,045,227
Mettler-Toledo International, Inc. (a)	479	602,328
Molina Healthcare, Inc. (a)	2,933	893,069
Pfizer, Inc.	1,027	37,034
Regeneron Pharmaceuticals, Inc. (a)	1,106	820,552
UnitedHealth Group, Inc.	7,908	4,004,374
		29,576,819

Industrials – 5.4%
A.O. Smith Corp.	9,031	655,922
CH Robinson Worldwide, Inc.	7,651	766,477
Cintas Corp.	2,462	1,236,023
Expeditors International of Washington, Inc.	9,021	1,148,373
Insperity, Inc.	7,450	876,493
Landstar System, Inc.	3,498	712,158
Lockheed Martin Corp.	4,474	1,997,059
Matson, Inc.	8,381	783,288
Otis Worldwide Corp.	10,469	952,260
Rollins, Inc.	17,229	703,460
United Parcel Service, Inc. – Class B	6,233	1,166,381
		10,997,894

Materials – 3.9%
Advanced Drainage Systems, Inc. (d)	4,850	591,652
CF Industries Holdings, Inc.	12,717	1,043,811
Dow, Inc. (d)	13,327	752,576
Eagle Materials, Inc.	8,547	1,575,810
LyondellBasell Industries NV – Class A	10,199	1,008,273
Nucor Corp.	8,009	1,378,269
Olin Corp.	18,478	1,065,811
Sylvamo Corp.	12,585	617,546
		8,033,748

Technology – 43.7% (c)
Accenture PLC – Class A	9,916	3,136,927
Adobe, Inc. (a)	4,616	2,521,121
Apple, Inc.	78,819	15,483,993

The accompanying notes are an integral part of these financial statements.

FCF US Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 99.5% (Continued)

Technology – 43.7% (c) (Continued)
ASML Holding NV – NY Reg Shares	2,728	$1,954,366
Atlassian Corp. – Class A (a)(d)	6,323	1,150,407
Autodesk, Inc. (a)	5,219	1,106,376
Automatic Data Processing, Inc.	8,719	2,155,860
Booz Allen Hamilton Holding Corp.	5,615	679,864
Box, Inc. – Class A (a)(d)	31,782	993,187
Broadcom, Inc.	4,562	4,099,641
Cadence Design Systems, Inc. (a)	8,456	1,978,789
Cirrus Logic, Inc. (a)	135	10,908
Cisco Systems, Inc.	58,408	3,039,552
CommVault Systems, Inc. (a)	13,807	1,075,979
Crowdstrike Holdings, Inc. – Class A (a)	2,542	410,940
Datadog, Inc. – Class A (a)	4,646	542,281
DocuSign, Inc. (a)	7,047	379,270
Dropbox, Inc. – Class A (a)	46,630	1,256,678
Extreme Networks, Inc. (a)	32,327	859,575
FactSet Research Systems, Inc.	2,095	911,409
Fair Isaac Corp. (a)	2,348	1,967,554
Fortinet, Inc. (a)	30,724	2,387,869
Gartner, Inc. (a)	4,652	1,644,901
International Business Machines Corp.	16,282	2,347,539
Jack Henry & Associates, Inc. (d)	6,771	1,134,616
Lattice Semiconductor Corp. (a)(d)	6,748	613,663
Manhattan Associates, Inc. (a)	7,820	1,490,648
Mastercard, Inc. – Class A	10,654	4,200,659
MaxLinear, Inc. (a)	8,558	211,126
Microchip Technology, Inc.	14,394	1,352,172
Microsoft Corp.	20,687	6,949,177
MSCI, Inc.	1,725	945,438
NVIDIA Corp.	7,900	3,691,591
Palo Alto Networks, Inc. (a)(d)	9,900	2,474,604
Paychex, Inc. (d)	5,884	738,265
Progress Software Corp.	15,036	903,062
Pure Storage, Inc. – Class A (a)	33,432	1,236,650
Qualys, Inc. (a)	4,920	682,896
Rambus, Inc. (a)	16,129	1,009,837
ServiceNow, Inc. (a)	3,536	2,061,488

The accompanying notes are an integral part of these financial statements.

FCF US Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 99.5% (Continued)

Technology – 43.7% (c) (Continued)
Synopsys, Inc. (a)	3,125	$1,411,875
Teradata Corp. (a)	18,700	1,063,095
Veeva Systems, Inc. – Class A (a)	1,906	389,243
Visa, Inc. – Class A (d)	10,609	2,522,078
VMware, Inc. – Class A (a)	4,857	765,609
Zscaler, Inc. (a)	6,382	1,023,545
		88,966,323

Utilities – 0.8%
Clearway Energy, Inc. – Class C	810	21,392
ONE Gas, Inc. (d)	20,881	1,652,314
		1,673,706
TOTAL COMMON STOCKS
(Cost $169,652,948)		202,715,017

SHORT-TERM INVESTMENT – 0.5%

Money Market Deposit Account – 0.5%
U.S. Bank Money Market Deposit Account, 5.25% (e)	1,083,666	1,083,666
TOTAL SHORT-TERM INVESTMENT
(Cost $1,083,666)		1,083,666

The accompanying notes are an integral part of these financial statements.

FCF US Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Units	Value
INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 10.0%

Investment Company – 10.0%
Mount Vernon Liquid Asset Portfolio, LLC, 5.44% (b)	20,461,842	$20,461,842
TOTAL INVESTMENT PURCHASED WITH THE
CASH PROCEEDS FROM SECURITIES LENDING
(Cost $20,461,842)		20,461,842

Total Investments (Cost $191,198,456) – 110.0%		224,260,525
Liabilities in Excess of Other Assets – (10.0)%		(20,403,280)
TOTAL NET ASSETS – 100.0%		$203,857,245

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	Rate disclosed is the seven day annualized yield as of July 31, 2023.
(c)	Amount represents investments in a particular sector. No industry within this sector represented more than 25% of the Fund’s total assets at the time of investment.
(d)	All or a portion of this security was out on loan at July 31, 2023. Total loaned securities had a market value of $20,124,044 as of July 31, 2023.
(e)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2023.

For Fund compliance purposes, the Fund’s sector classifications refers to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

The accompanying notes are an integral part of these financial statements.

FCF International Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023

	Shares	Value
COMMON STOCKS – 96.7%

Communications – 6.1%
37 Interactive Entertainment Network
Technology Group Co., Ltd. – Class A	41,800	$157,216
AfreecaTV Co., Ltd.	1,159	66,377
Auto Trader Group PLC (b)	38,550	319,597
Bezeq Israeli Telecommunication Corp., Ltd.	156,397	207,159
Focus Media Information
Technology Co., Ltd. – Class A	111,000	115,710
Hellenic Telecommunications Organization SA	9,447	149,054
KDDI Corp.	12,845	378,041
Koninklijke KPN NV	90,793	328,632
MTN Group, Ltd.	15,735	123,223
MultiChoice Group	50,359	249,236
NetEase, Inc. – ADR	6,035	656,246
REA Group, Ltd.	1,818	192,368
Telstra Corp., Ltd.	117,725	336,863
		3,279,722

Consumer Discretionary – 14.9%
Alibaba Group Holding, Ltd. (a)	14,000	175,025
ANTA Sports Products, Ltd.	26,036	304,798
Bunzl PLC	6,749	250,139
Burberry Group PLC	8,568	244,436
BYD Co., Ltd. – Class H	20,738	732,846
Cie Financiere Richemont SA	2,248	361,670
CTS Eventim AG & Co. KGaA	3,171	216,339
Ferrari NV	1,717	550,110
Geberit AG – Reg Shares	631	357,016
Hennes & Mauritz AB – Class B	33,052	555,137
Hermes International	250	554,288
Industria de Diseno Textil SA	9,891	378,566
InterContinental Hotels Group PLC	3,508	259,135
JD Sports Fashion PLC	126,840	256,704
La Francaise des Jeux SAEM (b)	7,489	285,891
Lottery Corp., Ltd.	36,103	125,375
LVMH Moet Hennessy Louis Vuitton SE	1,112	1,036,929
OPAP SA	9,051	159,325
PDD Holdings, Inc. – ADR (a)	9,138	820,775

The accompanying notes are an integral part of these financial statements.

FCF International Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 96.7% (Continued)

Consumer Discretionary – 14.9% (Continued)
Topsports International Holdings, Ltd. (b)	133,530	$122,420
Vipshop Holdings, Ltd. – ADR (a)	14,446	272,018
		8,018,942

Consumer Staples – 7.1%
B&M European Value Retail SA	37,993	269,731
BGF Retail Co., Ltd.	1,125	147,923
Carlsberg AS – Class B	1,266	189,879
Chongqing Brewery Co., Ltd. – Class A	13,742	174,766
Coca-Cola European Partners PLC	3,479	220,534
Dollarama, Inc.	8,130	535,526
Imperial Brands PLC	15,121	356,965
Jeronimo Martins SGPS SA	18,748	510,391
Loblaw Cos., Ltd.	3,391	300,874
Mitsubishi Corp.	8,483	433,199
Nongfu Spring Co., Ltd. – Class H (b)	39,764	230,970
President Chain Store Corp.	30,223	268,315
Shanxi Xinghuacun Fen Wine
Factory Co., Ltd. – Class A	6,205	207,315
Unilever PLC	1	54
		3,846,442

Energy – 7.7%
Aker BP ASA	6,141	171,656
BP PLC – ADR	20,622	769,201
Canadian Natural Resources, Ltd.	6,405	389,502
Equinor ASA – ADR	19,322	592,799
Imperial Oil, Ltd.	7,975	429,640
LONGi Green Energy Technology Co., Ltd. – Class A	28,600	119,454
Petroleo Brasileiro SA – ADR	44,457	652,629
Shell PLC – ADR	5,257	323,989
Suncor Energy, Inc.	7,380	230,917
TotalEnergies SE – ADR	4,818	293,175
Woodside Energy Group, Ltd.	7,158	182,657
		4,155,619

Financials – 5.7%
Admiral Group PLC	8,572	234,209
Gjensidige Forsikring ASA	11,096	175,389

The accompanying notes are an integral part of these financial statements.

FCF International Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 96.7% (Continued)

Financials – 5.7% (Continued)
Hargreaves Lansdown PLC	23,161	$253,067
HSBC Holdings PLC	51,335	425,788
Partners Group Holding AG	568	637,009
Popular, Inc. (e)	772	56,009
Royal Bank of Canada (e)	2,357	233,649
Singapore Exchange, Ltd.	55,814	407,561
Toronto-Dominion Bank	2,233	147,258
Zurich Insurance Group AG	1,023	493,640
		3,063,579

Health Care – 14.5%
Amplifon SpA	12,145	411,154
Astellas Pharma, Inc.	9,375	137,101
BioNTech SE – ADR (a)	1,805	196,510
GSK PLC – ADR	8,577	305,084
Ipsen SA	2,674	336,933
Jazz Pharmaceuticals PLC (a)(e)	736	95,989
Medibank Pvt, Ltd.	131,951	311,097
Novartis AG	13,195	1,377,981
Novo Nordisk AS – Class B	12,558	2,023,763
Ono Pharmaceutical Co., Ltd.	7,186	131,405
Orion Oyj – Class B	4,461	171,377
Roche Holding AG	4,912	1,524,210
Sonic Healthcare, Ltd.	16,720	394,763
Sonova Holding AG	637	177,137
Zhangzhou Pientzehuang
Pharmaceutical Co., Ltd. – Class A	4,930	200,028
		7,794,532

Industrials – 9.0%
AP Moller – Maersk AS – Class A	113	227,254
Dassault Aviation SA	2,280	442,964
Deutsche Lufthansa AG (a)	19,442	196,194
Deutsche Post AG – Reg Shares	4,482	230,235
DSV AS	3,543	709,395
Edenred	5,142	334,018
Intertek Group PLC	6,266	350,769

The accompanying notes are an integral part of these financial statements.

FCF International Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 96.7% (Continued)

Industrials – 9.0% (Continued)
Korean Air Lines Co., Ltd.	7,715	$148,895
Kuehne + Nagel International AG – Reg Shares	1,850	577,880
Qantas Airways, Ltd. (a)	33,632	147,517
Recruit Holdings Co., Ltd.	12,114	420,050
Safran SA	3,096	513,878
SGS SA	4,161	402,907
Singapore Airlines, Ltd.	22,200	125,712
		4,827,668

Materials – 9.9%
Aluminum Corp. of China, Ltd. – Class A	267,267	238,219
Aluminum Corp. of China, Ltd. – Class H	447,328	220,828
AngloGold Ashanti, Ltd. – ADR	4,975	110,445
BHP Group, Ltd.	38,111	1,177,817
China Coal Energy Co., Ltd. -Class A	188,200	221,203
Evraz PLC (a)(c)	49,526	51,413
Exxaro Resources, Ltd.	21,225	192,290
Fortescue Metals Group, Ltd.	25,173	366,581
Henan Shenhuo Coal & Power Co., Ltd. – Class A	45,900	100,962
Huaibei Mining Holdings Co., Ltd. – Class A	66,212	114,418
Kumba Iron Ore, Ltd.	13,423	366,728
LyondellBasell Industries NV – Class A (e)	1,919	189,712
OCI NV	10,464	297,755
Pilbara Minerals, Ltd.	84,893	275,990
Rio Tinto PLC	4,865	321,540
Rio Tinto, Ltd.	3,360	264,217
Shaanxi Coal Industry Co., Ltd. – Class A	114,717	260,679
Shanxi Coking Coal Energy Group Co., Ltd. – Class A	101,800	129,338
Western Mining Co., Ltd. – Class A	59,300	101,976
Whitehaven Coal, Ltd.	26,335	122,409
Yankuang Energy Group Co., Ltd. – Class A	84,750	210,370
		5,334,890

Technology – 20.9%
Accenture PLC – Class A (e)	3,783	1,196,752
Adyen NV (a)(b)	172	319,566
ASML Holding NV	2,461	1,764,776

The accompanying notes are an integral part of these financial statements.

FCF International Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 96.7% (Continued)

Technology – 20.9% (Continued)
Atlassian Corp. – Class A (a)(e)	2,428	$441,750
BE Semiconductor Industries NV	1,950	232,949
CGI, Inc. (a)	2,092	212,587
Check Point Software Technologies, Ltd. (a)	4,063	537,169
Constellation Software, Inc. (a)	438	925,379
eMemory Technology, Inc.	3,334	196,795
Experian PLC	12,859	496,564
Globalwafers Co., Ltd.	10,154	166,075
Infosys, Ltd. – ADR (e)	31,295	521,375
Logitech International SA	3,626	255,635
Nemetschek SE	1,630	118,715
Nomura Research Institute, Ltd.	7,915	224,267
NXP Semiconductors NV (e)	953	212,500
RELX PLC	26,339	885,617
Telefonaktiebolaget LM Ericsson – ADR (e)	12,841	64,847
Temenos AG – Reg Shares	2,806	240,556
Thomson Reuters Corp.	2,188	295,350
Trend Micro, Inc.	2,874	135,554
Unimicron Technology Corp.	59,500	349,315
Wiwynn Corp.	8,000	453,121
Wolters Kluwer NV	5,687	714,080
WPG Holdings, Ltd.	53,000	84,998
Xero, Ltd. (a)	2,474	203,087
		11,249,379
Utilities – 0.9%
Origin Energy, Ltd.	84,113	478,544
TOTAL COMMON STOCKS
(Cost $50,478,483)		52,049,317

PREFERRED STOCK – 0.9%

Utilities – 0.9%
Cia Energetica de Minas Gerais – ADR	180,583	474,934
TOTAL PREFERRED STOCK
(Cost $354,652)		474,934

The accompanying notes are an integral part of these financial statements.

FCF International Quality ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
SHORT-TERM INVESTMENT – 1.4%

Money Market Deposit Account – 1.4%
U.S. Bank Money Market Deposit Account, 5.25% (f)	767,151	$767,151
TOTAL SHORT-TERM INVESTMENT
(Cost $767,151)		767,151

	Units
INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 3.2%

Investment Company – 3.2%
Mount Vernon Liquid Asset Portfolio, LLC, 5.44% (d)	1,741,224	1,741,224
TOTAL INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $1,741,224)		1,741,224

Total Investments (Cost $53,341,510) – 102.2%		55,032,626
Liabilities in Excess of Other Assets – (2.2)%		(1,206,984)
TOTAL NET ASSETS – 100.0%		$53,825,642

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At July 31, 2023, the value of these securities amounted to $1,278,444 or 2.38% of net assets.

(c)	Value determined using significant unobservable inputs. The value of this security at July 31, 2023 is $51,413 or less than 0.1% of net assets.
(d)	Rate disclosed is the seven day annualized yield as of July 31, 2023.
(e)	All or a portion of this security was out on loan at July 31, 2023. Total loaned securities had a market value of $1,723,992 as of July 31, 2023.
(f)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2023.

For Fund compliance purposes, the Fund’s sector classifications refers to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Tactical High Yield ETF

SCHEDULE OF INVESTMENTS
July 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS – 99.7%
iShares 0-5 Year High Yield Corporate Bond ETF	80,908	$3,372,246
iShares Broad USD High Yield Corporate Bond ETF	177,607	6,312,153
iShares Fallen Angels USD Bond ETF	101,073	2,575,340
iShares iBoxx High Yield Corporate Bond ETF (b)	75,030	5,664,765
SPDR Bloomberg High Yield Bond ETF	42,767	3,966,639
SPDR Bloomberg Short-Term High Yield Bond ETF	98,306	2,440,938
VanEck Fallen Angel High Yield Bond ETF	82,121	2,290,355
Xtrackers USD High Yield Corporate Bond ETF	133,364	4,626,397
TOTAL EXCHANGE-TRADED FUNDS
(Cost $30,771,506)		31,248,833

SHORT-TERM INVESTMENT – 0.3%

Money Market Deposit Account – 0.3%
U.S. Bank Money Market Deposit Account, 5.25% (c)	84,366	84,366
TOTAL SHORT-TERM INVESTMENT
(Cost $84,366)		84,366

	Units
INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 17.4%

Investment Company – 17.4%
Mount Vernon Liquid Asset Portfolio, LLC, 5.44% (a)	5,447,596	5,447,596
TOTAL INVESTMENT PURCHASED WITH THE
CASH PROCEEDS FROM SECURITIES LENDING
(Cost $5,447,596)		5,447,596

Total Investments (Cost $36,303,468) – 117.4%		36,780,795
Liabilities in Excess of Other Assets – (17.4%)		(5,462,184)
TOTAL NET ASSETS – 100.0%		$31,318,611

Percentages are stated as a percent of net assets.
ETF – Exchange-Traded Fund
(a)	Rate disclosed is the seven day annualized yield as of July 31, 2023.
(b)	All or a portion of this security was out on loan at July 31, 2023. Total loaned securities had a market value of $5,341,474 as of July 31, 2023.
(c)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2023.

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Risk Managed Innovation ETF

SCHEDULE OF INVESTMENTS
July 31, 2023

	Shares	Value
COMMON STOCKS – 99.8%

Communications – 16.7%
Airbnb, Inc. – Class A (a)(d)	4,109	$625,349
Alphabet, Inc. – Class A (a)	10,018	1,329,589
AppLovin Corp. – Class A (a)(d)	10,419	327,157
DoorDash, Inc. – Class A (a)(d)	5,392	489,540
Electronic Arts, Inc.	3,192	435,229
Expedia Group, Inc. (a)(d)	3,270	400,673
GoDaddy, Inc. – Class A (a)	4,043	311,675
Match Group, Inc. (a)	7,712	358,685
Sirius XM Holdings, Inc. (d)	84,472	430,807
Trade Desk, Inc. – Class A (a)(d)	5,749	524,654
Uber Technologies, Inc. (a)	13,231	654,405
VeriSign, Inc. (a)	1,630	343,848
Zillow Group, Inc. – Class C (a)(d)	6,340	343,374
		6,574,985

Consumer Discretionary – 1.9%
eBay, Inc. (d)	8,465	376,777
Etsy, Inc. (a)(d)	3,569	362,789
		739,566

Consumer Staples – 2.0%
Clorox Co. (d)	2,131	322,804
Colgate-Palmolive Co.	6,231	475,176
		797,980

Energy – 0.8%
Enphase Energy, Inc. (a)(d)	2,111	320,513

Health Care – 14.4%
AbbVie, Inc.	5,398	807,433
Align Technology, Inc. (a)(d)	1,207	456,113
Bristol-Myers Squibb Co.	9,556	594,287
Dexcom, Inc. (a)	3,694	460,125
Exelixis, Inc. (a)	11,694	230,489
Gilead Sciences, Inc.	7,241	551,330
Incyte Corp. (a)	4,990	317,963
Jazz Pharmaceuticals PLC (a)	2,087	272,186
Johnson & Johnson	5,396	903,992

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Risk Managed Innovation ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 99.8% (Continued)

Health Care – 14.4% (Continued)
Lantheus Holdings, Inc. (a)	2,446	$211,554
Neurocrine Biosciences, Inc. (a)	3,021	307,810
Vertex Pharmaceuticals, Inc. (a)	1,650	581,361
		5,694,643

Industrials – 2.3%
A.O. Smith Corp.	3,958	287,470
Cognex Corp.	4,857	265,289
Keysight Technologies, Inc. (a)	2,281	367,424
		920,183

Technology – 61.7% (c)
Accenture PLC – Class A	2,165	684,898
Adobe, Inc. (a)	1,674	914,289
Akamai Technologies, Inc. (a)	3,266	308,637
ANSYS, Inc. (a)	1,150	393,415
Apple, Inc.	8,467	1,663,342
Atlassian Corp. – Class A (a)(d)	2,183	397,175
Autodesk, Inc. (a)	2,254	477,825
Bentley Systems, Inc. – Class B (d)	6,399	344,778
Broadcom, Inc.	1,010	907,637
Cadence Design Systems, Inc. (a)	2,153	503,824
Cisco Systems, Inc.	13,961	726,530
Crowdstrike Holdings, Inc. – Class A (a)	2,651	428,561
Datadog, Inc. – Class A (a)(d)	4,139	483,104
DocuSign, Inc. (a)	5,339	287,345
Dropbox, Inc. – Class A (a)(d)	9,632	259,582
Dynatrace, Inc. (a)	6,247	341,648
F5, Inc. (a)(d)	1,843	291,636
FactSet Research Systems, Inc.	809	351,947
Fair Isaac Corp. (a)	445	372,897
Fortinet, Inc. (a)	6,959	540,853
HubSpot, Inc. (a)	745	432,510
International Business Machines Corp.	4,536	654,000
Intuit, Inc.	1,422	727,637
Jack Henry & Associates, Inc. (d)	1,820	304,977
Lattice Semiconductor Corp. (a)	3,579	325,474

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Risk Managed Innovation ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 99.8% (Continued)

Technology – 61.7% (c) (Continued)
Manhattan Associates, Inc. (a)	1,650	$314,523
Microchip Technology, Inc.	5,736	538,840
Motorola Solutions, Inc.	1,559	446,856
MSCI, Inc.	864	473,541
Palantir Technologies, Inc. – Class A (a)(d)	26,558	526,911
Palo Alto Networks, Inc. (a)(d)	2,395	598,654
Paylocity Holding Corp. (a)	1,595	361,826
PayPal Holdings, Inc. (a)	7,934	601,556
PTC, Inc. (a)(d)	2,358	343,820
Pure Storage, Inc. – Class A (a)(d)	9,729	359,876
Qorvo, Inc. (a)(d)	2,860	314,657
Rambus, Inc. (a)	3,913	244,993
Salesforce, Inc. (a)	3,109	699,556
ServiceNow, Inc. (a)(d)	1,099	640,717
Skyworks Solutions, Inc.	3,088	353,175
Snowflake, Inc. – Class A (a)(d)	2,807	498,832
Splunk, Inc. (a)	3,338	361,606
Super Micro Computer, Inc. (a)(d)	1,271	419,773
Synopsys, Inc. (a)	1,131	510,986
Veeva Systems, Inc. – Class A (a)	2,218	452,960
VMware, Inc. – Class A (a)	3,585	565,104
Workday, Inc. – Class A (a)(d)	2,095	496,787
Zoom Video Communications, Inc. – Class A (a)	4,971	364,623
ZoomInfo Technologies, Inc. (a)(d)	11,008	281,475
Zscaler, Inc. (a)(d)	2,610	418,592
		24,314,760
TOTAL COMMON STOCKS
(Cost $36,388,405)		39,362,630

SHORT-TERM INVESTMENT – 0.2%

Money Market Deposit Account – 0.2%
U.S. Bank Money Market Deposit Account, 5.25% (e)	73,197	73,197
TOTAL SHORT-TERM INVESTMENT
(Cost $73,197)		73,197

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Risk Managed Innovation ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Units	Value
INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 27.5%

Investment Company – 27.5%
Mount Vernon Liquid Asset Portfolio, LLC, 5.44% (b)	10,848,834	$10,848,834
TOTAL INVESTMENT PURCHASED WITH THE
CASH PROCEEDS FROM SECURITIES LENDING
(Cost $10,848,834)		10,848,834

Total Investments (Cost $47,310,436) – 127.5%		50,284,661
Liabilities in Excess of Other Assets – (27.5)%		(10,838,265)
TOTAL NET ASSETS – 100.0%		$39,446,396

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	Rate disclosed is the seven day annualized yield as of July 31, 2023.
(c)	The “Certain Risks” section of the Notes to Financial Statements outlines risks associated with significant investments in a particular industry.
(d)	All or a portion of this security was out on loan at July 31, 2023. Total loaned securities had a market value of $10,740,694 as of July 31, 2023.
(e)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2023.

For Fund compliance purposes, the Fund’s sector classifications refers to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Yield Enhanced Real Asset ETF

SCHEDULE OF INVESTMENTS
July 31, 2023

	Shares	Value
COMMON STOCKS – 76.2%

Energy – 40.0% (c)
Antero Midstream Corp.	27,791	$331,825
APA Corp.	13,167	533,132
BP PLC – ADR	21,514	802,472
Chevron Corp.	6,201	1,014,856
Chord Energy Corp. (b)	2,242	351,635
Civitas Resources, Inc.	5,260	393,764
ConocoPhillips	7,600	894,672
Coterra Energy, Inc. (b)	20,124	554,215
Diamondback Energy, Inc. (b)	3,721	548,178
Ecopetrol SA – ADR (b)	45,322	531,174
Eni SpA – ADR (b)	19,080	584,802
EOG Resources, Inc.	5,674	751,975
Equinor ASA – ADR (b)	24,356	747,242
Equitrans Midstream Corp.	38,289	397,057
Exxon Mobil Corp.	9,631	1,032,828
Kinder Morgan, Inc.	33,722	597,217
Marathon Oil Corp.	18,692	491,039
Occidental Petroleum Corp. (b)	8,634	545,064
ONEOK, Inc.	9,215	617,774
Petroleo Brasileiro SA – ADR	57,259	840,562
Pioneer Natural Resources Co. (b)	3,109	701,608
Plains GP Holdings, LP – Class A	22,599	354,578
Shell PLC – ADR	14,111	869,661
TotalEnergies SE – ADR	14,510	882,933
Williams Cos., Inc. (b)	19,116	658,546
Woodside Energy Group, Ltd. – ADR (b)	27,970	721,626
		16,750,435

Industrials – 15.1%
3M Co.	5,791	645,697
A.O. Smith Corp.	5,796	420,963
Allison Transmission Holdings, Inc.	5,784	339,463
Caterpillar, Inc.	3,115	826,005
Emerson Electric Co.	6,661	608,482
Fastenal Co.	8,076	473,334
Hubbell, Inc. (b)	1,359	424,008
MSC Industrial Direct Co., Inc. – Class A	3,835	387,028

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Yield Enhanced Real Asset ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
COMMON STOCKS – 76.2% (Continued)

Industrials – 15.1% (Continued)
Mueller Industries, Inc. (b)	4,076	$330,401
Parker-Hannifin Corp.	1,665	682,667
Siemens AG – ADR	8,070	688,532
Watsco, Inc. (b)	1,275	482,192
		6,308,772

Materials – 21.1%
Avient Corp.	7,475	302,962
BHP Group, Ltd. – ADR (b)	15,084	945,013
CF Industries Holdings, Inc. (b)	6,594	541,235
Dow, Inc. (b)	11,693	660,304
Element Solutions, Inc. (b)	15,906	333,390
Gold Fields, Ltd. – ADR	24,674	381,707
Huntsman Corp.	12,694	377,900
LyondellBasell Industries NV – Class A (b)	6,202	613,130
Nucor Corp. (b)	3,682	633,635
Olin Corp. (b)	7,384	425,909
Reliance Steel & Aluminum Co. (b)	1,634	478,533
Rio Tinto PLC – ADR (b)	10,629	707,360
Scotts Miracle-Gro Co. (b)	5,057	354,192
Southern Copper Corp.	8,506	743,765
Steel Dynamics, Inc.	4,440	473,215
Ternium SA – ADR	10,586	472,665
Worthington Industries, Inc.	5,286	394,441
		8,839,356
TOTAL COMMON STOCKS
(Cost $29,438,893)		31,898,563

REITs – 10.7%

Real Estate – 10.7%
AvalonBay Communities, Inc.	2,598	490,113
CubeSmart (b)	8,142	353,037
Equity LifeStyle Properties, Inc. (b)	6,051	430,710
Extra Space Storage, Inc.	3,137	437,831
Gaming and Leisure Properties, Inc.	8,865	420,733
Host Hotels & Resorts, Inc. (b)	23,960	440,864

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Yield Enhanced Real Asset ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Shares	Value
REITs – 10.7% (Continued)

Real Estate – 10.7% (Continued)
Lamar Advertising Co. – Class A (b)	4,061	$400,821
Mid-America Apartment Communities, Inc.	2,604	389,714
Public Storage	1,743	491,090
Simon Property Group, Inc.	5,138	640,195
TOTAL REITs
(Cost $4,573,060)		4,495,108

MASTER LIMITED PARTNERSHIPS – 10.4%

Energy – 10.4%
Cheniere Energy Partners, LP	11,764	607,611
Energy Transfer, LP	46,789	621,826
EnLink Midstream, LLC	34,823	403,947
Enterprise Products Partners, LP	24,230	642,337
Magellan Midstream Partners, LP	7,469	494,971
MPLX, LP	17,240	612,192
Plains All American Pipeline, LP	32,202	479,166
Western Midstream Partners, LP (b)	16,767	474,003
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $3,707,971)		4,336,053

PREFERRED STOCK – 1.9%

Energy – 1.9%
Petroleo Brasileiro SA – ADR	58,486	772,015
TOTAL PREFERRED STOCK
(Cost $604,224)		772,015

SHORT-TERM INVESTMENT – 0.3%

Money Market Deposit Account – 0.3%
U.S. Bank Money Market Deposit Account, 5.25% (d)	137,691	137,691
TOTAL SHORT-TERM INVESTMENT
(Cost $137,691)		137,691

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Yield Enhanced Real Asset ETF

SCHEDULE OF INVESTMENTS
July 31, 2023 (Continued)

	Units	Value
INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 28.4%

Investment Company – 28.4%
Mount Vernon Liquid Asset Portfolio, LLC, 5.44% (a)	11,872,609	$11,872,609
TOTAL INVESTMENT PURCHASED WITH THE
CASH PROCEEDS FROM SECURITIES LENDING
(Cost $11,872,609)		11,872,609

Total Investments (Cost $50,334,448) – 127.9%		53,512,039
Liabilities in Excess of Other Assets – (27.9)%		(11,664,427)
TOTAL NET ASSETS – 100.0%		$41,847,612

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Rate disclosed is the seven day annualized yield as of July 31, 2023.
(b)	All or a portion of this security was out on loan at July 31, 2023. Total loaned securities had a market value of $11,725,634 as of July 31, 2023.
(c)	The “Certain Risks” section of the Notes to Financial Statements outlines risks associated with significant investments in a particular industry.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2023.

For Fund compliance purposes, the Fund’s sector classifications refers to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

(This Page Intentionally Left Blank.)

TrimTabs ETF Trust

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2023

		FCF
	FCF US	International
	Quality ETF	Quality ETF
ASSETS
Investments in Securities, at Value* (Including securities on
loan valued at $20,124,044 and $1,723,992, respectively)	$224,260,525	$55,032,626
Foreign Currency, at Value*	—	611,098
Receivable for Investment Securities Sold	—	50,613
Interest and Dividends Receivable	145,919	282,121
Securities Lending Income Receivable	13,110	446
Total Assets	224,419,554	55,976,904

LIABILITIES
Payable for Securities Loaned	20,461,842	1,741,224
Payable for Investment Securities Purchased	—	384,271
Management Fees Payable	100,467	25,767
Total Liabilities	20,562,309	2,151,262
NET ASSETS	$203,857,245	$53,825,642

NET ASSETS CONSIST OF:
Paid-in Capital	$180,310,170	$61,086,845
Total Distributable Earnings (Accumulated Deficit)	23,547,075	(7,261,203)
Net Assets	$203,857,245	$53,825,642
* Identified Cost:
Investments in Securities	$191,198,456	$53,341,510
Foreign Currency	$—	$597,532

Net Asset Value (unlimited shares authorized):
Net Assets	$203,857,245	$53,825,642
Shares Outstanding (No Par Value)	3,775,000	1,925,000
Net Asset Value, Offering and Redemption Price per Share	$54.00	$27.96

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2023 (Continued)

	Donoghue	Donoghue	Donoghue
	Forlines	Forlines	Forlines
	Tactical High	Risk Managed	Yield Enhanced
	Yield ETF	Innovation ETF	Real Asset ETF
ASSETS
Investments in Securities, at Value*
(Including securities on loan valued at $5,341,474,
$10,740,694, and $11,725,634, respectively)	$36,780,795	$50,284,661	$53,512,039
Interest and Dividends Receivable	324	21,166	230,378
Securities Lending Income Receivable	3,824	12,415	1,564
Total Assets	36,784,943	50,318,242	53,743,981

LIABILITIES
Payable for Securities Loaned	5,447,596	10,848,834	11,872,609
Management Fees Payable	18,736	23,012	23,760
Total Liabilities	5,466,332	10,871,846	11,896,369
NET ASSETS	$31,318,611	$39,446,396	$41,847,612

NET ASSETS CONSIST OF:
Paid-in Capital	$38,815,625	$47,961,796	$39,659,295
Total Distributable Earnings (Accumulated Deficit)	(7,497,014)	(8,515,400)	2,188,317
Net Assets	$31,318,611	$39,446,396	$41,847,612
* Identified Cost:
Investments in Securities	$36,303,468	$47,310,436	$50,334,448

Net Asset Value (unlimited shares authorized):
Net Assets	$31,318,611	$39,446,396	$41,847,612
Shares Outstanding (No Par Value)	1,500,000	1,475,000	1,475,000
Net Asset Value, Offering and
Redemption Price per Share	$20.88	$26.74	$28.37

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

STATEMENTS OF OPERATIONS
Year Ended July 31, 2023

		FCF
	FCF US	International
	Quality ETF	Quality ETF
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax and issuance fees
of $2,043 and $201,503, respectively)	$2,826,782	$1,907,918
Interest	38,262	14,992
Securities Lending Income	69,392	6,408
Total Investment Income	2,934,436	1,929,318

Expenses:
Management Fees	1,032,916	260,111
Total Expenses	1,032,916	260,111
Net Investment Income	1,901,520	1,669,207

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investment Securities	(9,378,283)	(8,316,411)
Redemptions In-Kind	14,705,263	(2,612,891)
Foreign Currencies	—	(20,219)
Total	5,326,980	(10,949,521)
Net Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	15,427,580	10,634,277
Foreign Currencies	—	22,696
Total	15,427,580	10,656,973
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies	20,754,560	(292,548)
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$22,656,080	$1,376,659

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

STATEMENTS OF OPERATIONS
Year Ended July 31, 2023 (Continued)

	Donoghue	Donoghue	Donoghue
	Forlines	Forlines	Forlines Yield
	Tactical High	Risk Managed	Enhanced Real
	Yield ETF	Innovation ETF	Asset ETF
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
and issuance fees of $0,
$0, and $82,801, respectively)	$1,799,028	$722,133	$2,203,513
Interest	3,661	4,501	9,382
Securities Lending Income	56,331	51,279	23,575
Total Investment Income	1,859,020	777,913	2,236,470

Expenses:
Management Fees	250,007	380,859	291,334
Total Expenses	250,007	380,859	291,334
Net Investment Income	1,609,013	397,054	1,945,136

REALIZED & UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investment Securities	(2,178,610)	(7,980,501)	(1,392,025)
Redemptions In-Kind	(174,744)	3,377,683	1,491,423
Total	(2,353,354)	(4,602,818)	99,398
Net Change in Unrealized
Appreciation (Depreciation) of:
Investment Securities	(373,696)	7,131,833	4,330,407
Total	(373,696)	7,131,833	4,330,407
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies	(2,727,050)	2,529,015	4,429,805
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	$(1,118,037)	$2,926,069	$6,374,941

The accompanying notes are an integral part of these financial statements.

FCF US Quality ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
OPERATIONS
Net Investment Income	$1,901,520	$2,233,457
Net Realized Gain on Investments	5,326,980	13,536,685
Change in Unrealized
Appreciation (Depreciation) of Investments	15,427,580	(20,902,235)
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,656,080	(5,132,093)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(3,291,427)	(19,681,904)
Total Distributions to Shareholders	(3,291,427)	(19,681,904)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	82,601,595	59,418,927
Payments for Shares Redeemed	(75,046,645)	(61,616,675)
Net Increase (Decrease) in Net Assets Derived
from Capital Share Transactions(a)	7,554,950	(2,197,748)
Net Increase (Decrease) in Net Assets	26,919,603	(27,011,745)

NET ASSETS
Beginning of Year	176,937,642	203,949,387
End of Year	$203,857,245	$176,937,642

(a)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	1,700,000	1,125,000
Redemptions	(1,550,000)	(1,200,000)
Net Increase (Decrease)	150,000	(75,000)

The accompanying notes are an integral part of these financial statements.

FCF International Quality ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
OPERATIONS
Net Investment Income	$1,669,207	$2,252,022
Net Realized Loss on Investments and Foreign Currencies	(10,949,521)	(1,738,791)
Change in Unrealized Appreciation (Depreciation)
of Investments and Foreign Currencies	10,656,973	(14,497,380)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,376,659	(13,984,149)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(3,175,073)	(1,705,435)
Total Distributions to Shareholders	(3,175,073)	(1,705,435)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	25,992,288	32,564,450
Payments for Shares Redeemed	(24,525,520)	(21,831,178)
Transaction Fees (Note 1)	75	—
Net Increase in Net Assets Derived
from Capital Share Transactions(a)	1,466,843	10,733,272
Net Decrease in Net Assets	(331,571)	(4,956,312)

NET ASSETS
Beginning of Year	54,157,213	59,113,525
End of Year	$53,825,642	$54,157,213

(a)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	975,000	925,000
Redemptions	(900,000)	(700,000)
Net Increase	75,000	225,000

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Tactical High Yield ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
OPERATIONS
Net Investment Income	$1,609,013	$1,600,764
Net Realized Loss on Investments	(2,353,354)	(7,223,902)
Change in Unrealized
Appreciation (Depreciation) of Investments	(373,696)	37,334
Net Decrease in Net Assets Resulting from Operations	(1,118,037)	(5,585,804)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(1,465,990)	(1,832,922)
Total Distributions to Shareholders	(1,465,990)	(1,832,922)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	1,037,043	23,731,897
Payments for Shares Redeemed	(14,721,435)	(57,678,098)
Net Decrease in Net Assets Derived from
Capital Share Transactions(a)	(13,684,392)	(33,946,201)
Net Decrease in Net Assets	(16,268,419)	(41,364,927)

NET ASSETS
Beginning of Year	47,587,030	88,951,957
End of Year	$31,318,611	$47,587,030

(a)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	50,000	1,050,000
Redemptions	(700,000)	(2,425,000)
Net Decrease	(650,000)	(1,375,000)

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Risk Managed Innovation ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
OPERATIONS
Net Investment Income	$397,054	$402,468
Net Realized Loss on Investments	(4,602,818)	(43,488)
Change in Unrealized
Appreciation (Depreciation) of Investments	7,131,833	(15,726,612)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,926,069	(15,367,632)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(550,240)	(4,065,017)
Total Distributions to Shareholders	(550,240)	(4,065,017)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	5,849,725	41,013,310
Payments for Shares Redeemed	(61,732,110)	(15,989,915)
Net Increase (Decrease) in Net Assets Derived
from Capital Share Transactions(a)	(55,882,385)	25,023,395
Net Increase (Decrease) in Net Assets	(53,506,556)	5,590,746

NET ASSETS
Beginning of Year	92,952,952	87,362,206
End of Year	$39,446,396	$92,952,952

(a)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	250,000	1,500,000
Redemptions	(2,650,000)	(575,000)
Net Increase (Decrease)	(2,400,000)	925,000

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Yield Enhanced Real Asset ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	July 31, 2023	July 31, 2022(a)
OPERATIONS
Net Investment Income	$1,945,136	$1,569,211
Net Realized Gain on Investments	99,398	565,780
Change in Unrealized
Appreciation (Depreciation) of Investments	4,330,407	(1,152,818)
Net Increase in Net Assets Resulting from Operations	6,374,941	982,173

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(3,715,143)	(1,150,709)
Total Distributions to Shareholders	(3,715,143)	(1,150,709)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	27,581,670	77,786,935
Payments for Shares Redeemed	(23,251,110)	(42,761,145)
Net Increase in Net Assets Derived
from Capital Share Transactions(b)	4,330,560	35,025,790
Net Increase in Net Assets	6,990,358	34,857,254

NET ASSETS
Beginning of Period	34,857,254	—
End of Year/Period	$41,847,612	$34,857,254

(a)	Fund commenced operations on December 13, 2021.
(b)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	1,050,000	3,050,000
Redemptions	(900,000)	(1,725,000)
Net Increase	150,000	1,325,000

The accompanying notes are an integral part of these financial statements.

FCF US Quality ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	July 31,	July 31,		July 31,	July 31,	July 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Year	$48.81	$55.12		$39.92	$37.59	$36.41

Income from Investment Operations:
Net Investment Income(a)	0.53	0.60		0.28	0.25	0.30
Net Realized and Unrealized
Gain (Loss) on Investments	5.61	(1.59)		15.11	2.36	1.07
Total from Investment Operations	6.14	(0.99)		15.39	2.61	1.37

Less Distributions:
From Net Investment Income	(0.52)	(0.47)		(0.19)	(0.28)	(0.19)
From Net Realized Gain on Investments	(0.43)	(4.85)		—	—	—
Total Distributions	(0.95)	(5.32)		(0.19)	(0.28)	(0.19)
Net Asset Value, End of Year	$54.00	$48.81		$55.12	$39.92	$37.59
Total Return	12.87%	-2.92	%(c)	38.64%	6.97%	3.89%

Supplemental Data:
Net Assets at End of Year (000’s)	$203,857	$176,938		$203,949	$108,791	$124,056

Ratios to Average Net Assets:
Expenses to Average Net Assets	0.59%	0.59%		0.59%	0.59%	0.59%
Net Investment Income to Average Net Assets	1.09%	1.15%		0.61%	0.68%	0.84%
Portfolio Turnover Rate(b)	39%	51%		98%	83%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Excludes impact of in-kind transactions.
(c)	During the fiscal year ended July 31, 2022, the Advisor reimbursed the Fund for certain losses. Had the Fund not been reimbursed for these losses the total return would have remained at -2.92%.

The accompanying notes are an integral part of these financial statements.

FCF International Quality ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$29.27	$36.38	$26.16	$26.02	$26.93

Income from Investment Operations:
Net Investment Income(a)	1.02	1.12	0.44	0.25	0.37
Net Realized and Unrealized
Gain (Loss) on Investments	0.43 (c)	(7.50)	9.98	0.40	(1.08)
Total from Investment Operations	1.45	(6.38)	10.42	0.65	(0.71)

Less Distributions:
From Net Investment Income	(2.76)	(0.31)	(0.20)	(0.51)	(0.20)
From Net Realized Gain on Investments	—	(0.42)	—	—	—
Total Distributions	(2.76)	(0.73)	(0.20)	(0.51)	(0.20)

Capital Share Transactions:
Transaction Fees (Note 1)	0.00 (d)	—	—	—	—
Net Asset Value, End of Year	$27.96	$29.27	$36.38	$26.16	$26.02
Total Return	6.02%	-17.93%	39.96%	2.42%	-2.47%

Supplemental Data:
Net Assets at End of Year (000’s)	$53,826	$54,157	$59,114	$11,116	$12,361

Ratios to Average Net Assets:
Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Net Investment Income to Average Net Assets	3.79%	3.32%	1.32%	1.00%	1.48%
Portfolio Turnover Rate(b)	62%	42%	87%	45%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)	Excludes impact of in-kind transactions.
(c)
As required by the SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended July 31, 2023, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(d)	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Tactical High Yield ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year/period

	Year Ended	Year Ended	Period Ended
	July 31, 2023	July 31, 2022	July 31, 2021(a)
Net Asset Value, Beginning of Year/Period	$22.13	$25.23	$25.00

Income from Investment Operations:
Net Investment Income(b)	0.93	0.61	0.57
Net Realized and Unrealized
Gain (Loss) on Investments	(1.33)	(3.08)	0.15
Total from Investment Operations	(0.40)	(2.47)	0.72

Less Distributions:
From Net Investment Income	(0.85)	(0.63)	(0.49)
Total Distributions	(0.85)	(0.63)	(0.49)
Net Asset Value, End of Year/Period	$20.88	$22.13	$25.23
Total Return	-1.73%	-9.96%	2.92	%(c)

Supplemental Data:
Net Assets at End of Year/Period (000’s)	$31,319	$47,587	$88,952

Ratios to Average Net Assets(f):
Expenses to Average Net Assets	0.69%	0.69%	0.69	%(d)
Net Investment Income to Average Net Assets	4.44%	2.52%	3.54	%(d)
Portfolio Turnover Rate(e)	792%	1029%	327	%(c)

(a)	Commencement of operations on December 7, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes impact of in-kind transactions.
(f)	Income and expense ratios presented do not reflect the income and expenses of underlying funds.

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Risk Managed Innovation ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year/period

	Year Ended	Year Ended	Period Ended
	July 31, 2023	July 31, 2022	July 31, 2021(a)
Net Asset Value, Beginning of Year/Period	$23.99	$29.61	$25.00

Income from Investment Operations:
Net Investment Income(b)	0.17	0.12	0.02
Net Realized and Unrealized
Gain (Loss) on Investments	2.85	(4.34)	4.60
Total from Investment Operations	3.02	(4.22)	4.62

Less Distributions:
From Net Investment Income	(0.27)	(0.05)	(0.01)
From Net Realized Gain on Investments	—	(1.35)	—
Total Distributions	(0.27)	(1.40)	(0.01)
Net Asset Value, End of Year/Period	$26.74	$23.99	$29.61
Total Return	12.84%	-15.16%	18.48	%(c)

Supplemental Data:
Net Assets at End of Year/Period (000’s)	$39,446	$92,953	$87,362

Ratios to Average Net Assets:
Expenses to Average Net Assets	0.69%	0.69%	0.69	%(d)
Net Investment Income to Average Net Assets	0.72%	0.45%	0.11	%(d)
Portfolio Turnover Rate(e)	161%	82%	40	%(c)

(a)	Commencement of operations on December 7, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Donoghue Forlines Yield Enhanced Real Asset ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year/period

	Year Ended	Period Ended
	July 31, 2023	July 31, 2022(a)
Net Asset Value, Beginning of Year/Period	$26.31	$25.00

Income from Investment Operations:
Net Investment Income(b)	1.21	0.63
Net Realized and Unrealized Gain on Investments	3.10	1.11	(f)
Total from Investment Operations	4.31	1.74

Less Distributions:
From Net Investment Income	(1.50)	(0.43)
From Net Realized Gain on Investments	(0.75)	—
Total Distributions	(2.25)	(0.43)
Net Asset Value, End of Year/Period	$28.37	$26.31
Total Return	17.62%	6.88	%(c)

Supplemental Data:
Net Assets at End of Year/Period (000’s)	$41,848	$34,857

Ratios to Average Net Assets:
Expenses to Average Net Assets	0.69%	0.69	%(d)
Net Investment Income to Average Net Assets	4.62%	3.79	%(d)
Portfolio Turnover Rate(e)	90%	48	%(c)

(a)	Commencement of operations on December 13, 2021.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes impact of in-kind transactions.
(f)
As required by the SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended July 31, 2022, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023

1.  ORGANIZATION

The FCF US Quality ETF (“TTAC”), FCF International Quality ETF (“TTAI”), Donoghue Forlines Tactical High Yield ETF (“DFHY”), Donoghue Forlines Risk Managed Innovation ETF (“DFNV”) and Donoghue Forlines Yield Enhanced Real Asset ETF (“DFRA”) (each, a “Fund” and collectively, the “Funds”) are each a series of the TrimTabs ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 2, 2014. Each Fund is classified as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TTAC commenced operations on September 27, 2016 and that is the date the initial creation units were established. The Fund seeks to generate long-term returns in excess of the total return of the Russell 3000® Total Return Index (the “Russell Index”), with less volatility than the Russell Index. TTAI commenced operations on June 27, 2017 and that is the date the initial creation units were established. The Fund seeks to generate long-term total returns. DFHY commenced operations on December 7, 2020 and that is the date the initial creation units were established. The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FCF Tactical High Yield Index. DFHY is a “fund of funds”, meaning it will generally invest its assets in other registered investment companies. DFNV commenced operations on December 7, 2020 and that is the date the initial creation units were established. The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FCF Risk Managed Quality Innovation Index. DFRA commenced operations on December 13, 2021 and that is the date the initial creation units were established. The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FCF Yield Enhanced Real Asset Index.

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 25,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants or have the resources to buy and sell

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

whole Creation Units. Therefore, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which have no front-end sales loads, no deferred sales charges, and no redemption fees. To compensate for costs incurred in connection with creation and redemption transactions, authorized participants are required to pay standard transaction fees. TTAC charges $500 for the standard transaction fee, TTAI charges $2,000 for the standard transaction fee, and DFHY, DFNV and DFRA each charge $300 for the standard transaction fee, payable to the Custodian. The standard transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the total value of the Creation Units subject to the transaction. Variable fees received by each Fund are displayed in the Capital Share Transactions section of the Statement of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges with respect to such Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a registered investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Transactions and Investment Income: Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are computed on the basis of specific identification. Dividend income and income from underlying investment companies is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

Dividend Distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

Federal Income Taxes: The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the year ended July 31, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended July 31, 2023, the Funds did not have liabilities for any unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended July 31, 2023, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the prior three fiscal years.

Currency Translation: Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the Funds’ Statements of Operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Share Valuation: The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share.

Guarantees and Indemnifications: The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on industry experience, the Funds expect that risk of loss to be remote.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

Reclassification of Capital Accounts: U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. These differences are primarily due to adjustments for redemptions in-kind. For the fiscal year ended July 31, 2023, the following table shows the reclassifications made:

	Distributable Earnings	Paid-In
	(Accumulated Deficit)	Capital
FCF US Quality ETF	$(13,063,652)	$13,063,652
FCF International Quality ETF	$2,980,591	$(2,980,591)
Donoghue Forlines Tactical High Yield ETF	$255,160	$(255,160)
Donoghue Forlines Risk Managed Innovation ETF	$(3,240,523)	$3,240,523
Donoghue Forlines Yield Enhanced Real Asset ETF	$(1,314,387)	$1,314,387

During the fiscal year ended July 31, 2023, the Funds realized the following net capital gains or losses resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains or losses are not taxable or deductible to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital.

Gains (Losses) from
In-Kind Redemptions
FCF US Quality ETF	$14,705,263
FCF International Quality ETF	$(2,612,891)
Donoghue Forlines Tactical High Yield ETF	$(174,744)
Donoghue Forlines Risk Managed Innovation ETF	$3,377,683
Donoghue Forlines Yield Enhanced Real Asset ETF	$1,491,423

Underlying Investment in Other Investment Companies: DFHY seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FCF Tactical High Yield Index. The Fund seeks to achieve its investment objective by investing in Underlying ETFs. During the year ended July 31, 2023, the Fund invested a portion of its assets in the iShares Broad USD High Yield Corporate Bond ETF. As of July 31, 2023, the percentage of DFHY’s total net assets invested in the iShares Broad USD High Yield Corporate Bond ETF was 20.2%. iShares Broad USD High Yield Corporate Bond ETF’s financial statements can be found by accessing the SEC’s website at www.sec.gov.

DFNV and DFRA participate in the securities lending program and receive cash collateral in return for securities lent. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and to maintain a stable net asset value of $1.00 per unit by investing in dollar-denominated securities with remaining maturities of 397 calendar days or less. As of July 31, 2023, the percentage of DFNV’s and DFRA’s total net assets invested in the Mount Vernon Liquid Assets Portfolio, LLC was 27.5% and 28.4%, respectively.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

3.  SECURITIES VALUATION

Investment Valuation: Each Fund calculates its net asset value (“NAV”) each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”).

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national securities exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Units of Mount Vernon Liquid Assets Portfolio, LLC are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value. Market quotations and indicative bids are obtained from outside pricing services. Additionally, the Funds’ Board of Trustees (the “Board”) has designated FCF Advisors LLC (the “Adviser”) to serve as the valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determinations relating to any or all Fund investments. Accordingly, if a market quotation is not readily available or otherwise becomes unreliable, the Adviser will determine in good faith the price of the security held by the Funds based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board. In addition, the Adviser may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Funds’ NAV’s are calculated. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Foreign exchanges typically close before the time at which Fund share prices are calculated and may be closed altogether on some days when shares of the Funds are traded. Significant events affecting a foreign security may include, but are not limited to: corporate actions, earnings announcements, litigation or other events impacting a single issuer; governmental action that affects securities in one sector or country; natural disasters or armed conflicts affecting a country or region; or significant domestic or foreign market fluctuations.

Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

Fair Valuation Measurement:

The FASB established a framework for measuring fair value in accordance with GAAP. Under FASB ASC Topic 820, Fair Value Measurement, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of July 31, 2023:

FCF US Quality ETF

Description^	Non-Categorized	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$202,715,017	$—	$—	$202,715,017
Short-Term
Investment	—	1,083,666	—	—	1,083,666
Investment Purchased
with the Cash
Proceeds from
Securities Lending*	20,461,842	—	—	—	20,461,842
Total Investments	$20,461,842	$203,798,683	$—	$—	$224,260,525

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

FCF International Quality ETF

Description^	Non-Categorized	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$51,997,904	$—	$51,413	$52,049,317
Preferred Stock	—	474,934	—	—	474,934
Short-Term
Investment	—	767,151	—	—	767,151
Investment Purchased
with the Cash
Proceeds from
Securities Lending*	1,741,224	—	—	—	1,741,224
Total Investments	$1,741,224	$53,239,989	$—	$51,413	$55,032,626

Donoghue Forlines Tactical High Yield ETF

Description^	Non-Categorized	Level 1	Level 2	Level 3	Total
Exchange-Traded
Funds	$—	$31,248,833	$—	$—	$31,248,833
Short-Term
Investment	—	84,366	—	—	84,366
Investment Purchased
with the Cash
Proceeds from
Securities Lending*	5,447,596	—	—	—	5,447,596
Total Investments	$5,447,596	$31,333,199	$—	$—	$36,780,795

Donoghue Forlines Risk Managed Innovation ETF

Description^	Non-Categorized	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$39,362,630	$—	$—	$39,362,630
Short-Term
Investment	—	73,197	—	—	73,197
Investment Purchased
with the Cash
Proceeds from
Securities Lending*	10,848,834	—	—	—	10,848,834
Total Investments	$10,848,834	$39,435,827	$—	$—	$50,284,661

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

Donoghue Forlines Yield Enhanced Real Asset ETF

Description^	Non-Categorized	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$31,898,563	$—	$—	$31,898,563
REITs	—	4,495,108	—	—	4,495,108
Master Limited
Partnerships	—	4,336,053	—	—	4,336,053
Preferred Stocks	—	772,015	—	—	772,015
Short-Term
Investment	—	137,691	—	—	137,691
Investment Purchased
with the Cash
Proceeds from
Securities Lending*	11,872,609	—	—	—	11,872,609
Total Investments	$11,872,609	$41,639,430	$—	$—	$53,512,039

^	See Schedule of Investments for sector breakouts.
*
Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statements of Assets and Liabilities. See Note 8 for additional information regarding securities lending.

FCF International Quality ETF

Level 3 Reconciliation Disclosure
Common Stocks
Balance as of July 31, 2022	$151,676
Change in unrealized appreciation/(depreciation)	(100,263)
Balance as of July 31, 2023	$51,413
Change in unrealized appreciation/(depreciation) during
the period for Level 3 investments held at July 31, 2023	$(100,263)

The Level 3 investments as of July 31, 2023 represented 0.10% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

Accounting Pronouncements and Other Regulatory Matters:

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022- 03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

4.  OTHER RELATED PARTY TRANSACTIONS

FCF Advisors LLC (“the Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, including payment of Trustee compensation, in exchange for a single unitary management fee. For services provided to the Funds, TTAC and TTAI each pay the Adviser 0.59% and DFHY, DFNV and DFRA each pay the Adviser 0.69% at an annual rate based on each Fund’s average daily net assets. Certain officers and a Trustee of the Trust are affiliated with the Adviser and are not paid any fees by the Funds for serving in such capacities.

The Adviser has overall responsibility for overseeing the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Donoghue Forlines LLC (“Donoghue” or “the Sub-Adviser”) acts as the Sub-Adviser to DFHY, DFNV, and DFRA. The Sub-Adviser has responsibility to make day-to-day investment decisions for DFHY, DFNV, and DFRA and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies. For the services it provides to DFHY, DFNV, and DFRA, the Sub-Adviser is compensated by the Adviser from the management fees paid by DFHY, DFNV, and DFRA to the Adviser.

5.  SERVICE AND CUSTODY AGREEMENTS

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services and a Custody Agreement with U.S. Bank, N.A. (“USB”), an affiliate of Fund Services. Under these agreements, Fund Services and USB provide certain transfer agency, administrative, accounting and custody services and are paid by the Adviser under the unitary fee arrangement noted above.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), doing business as ACA Foreside, a division of ACA Group.

The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.

6.  INVESTMENT TRANSACTIONS

For the year ended July 31, 2023, the aggregate purchases and sales of securities by each Fund, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
FCF US Quality ETF	$68,282,638	$69,238,811
FCF International Quality ETF	$26,137,448	$26,656,457
Donoghue Forlines Tactical High Yield ETF	$287,797,920	$287,638,896
Donoghue Forlines Risk Managed Innovation ETF	$89,156,487	$89,261,582
Donoghue Forlines Yield Enhanced Real Asset ETF	$37,208,399	$38,270,722

For the year ended July 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
FCF US Quality ETF	$81,059,916	$73,243,971
FCF International Quality ETF	$20,956,663	$20,755,255
Donoghue Forlines Tactical High Yield ETF	$1,035,546	$14,675,289
Donoghue Forlines Risk Managed Innovation ETF	$5,845,312	$61,562,702
Donoghue Forlines Yield Enhanced Real Asset ETF	$27,156,736	$23,210,966

For the year ended July 31, 2023, there were no long-term purchases or sales of U.S. Government Securities for the Funds.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

7.  INCOME TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation for federal income tax purposes as of July 31, 2023 were as follows:

	FCF US	FCF International
	Quality ETF	Quality ETF
Tax cost of investments	$193,939,449	$53,664,202
Gross tax unrealized appreciation	37,388,644	4,667,428
Gross tax unrealized depreciation	(7,067,568)	(3,299,004)
Net tax unrealized appreciation (depreciation)	30,321,076	1,368,424
Undistributed ordinary income	225,025	181,998
Undistributed long-term capital gains	—	—
Distributable earnings	225,025	181,998
Other accumulated gain (loss)	(6,999,026)	(8,811,625)
Total distributable earnings (accumulated deficit)	$23,547,075	$(7,261,203)

	Donoghue	Donoghue	Donoghue
	Forlines	Forlines	Forlines
	Tactical High	Risk Managed	Yield Enhanced
	Yield ETF	Innovation ETF	Real Asset ETF
Tax cost of investments	$36,719,276	$47,397,232	$50,204,129
Gross tax unrealized appreciation	477,327	5,045,414	4,222,967
Gross tax unrealized depreciation	(415,808)	(2,157,985)	(915,057)
Net tax unrealized
appreciation (depreciation)	61,519	2,887,429	3,307,910
Undistributed ordinary income	153,524	163,252	729,886
Undistributed long-term capital gains	—	—	—
Distributable earnings	153,524	163,252	729,886
Other accumulated gain (loss)	(7,712,057)	(11,566,081)	(1,849,479)
Total distributable earnings
(accumulated deficit)	$(7,497,014)	$(8,515,400)	$2,188,317

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and wash sales. Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

At July 31, 2023, the Funds had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
FCF US Quality ETF	$3,971,828	$3,027,198	Indefinite
FCF International Quality ETF	$3,782,208	$5,042,983	Indefinite
Donoghue Forlines Tactical High Yield ETF	$7,368,259	$343,798	Indefinite
Donoghue Forlines Risk Managed
Innovation ETF	$9,485,281	$2,080,800	Indefinite
Donoghue Forlines Yield Enhanced
Real Asset ETF	$1,059,964	$522,853	Indefinite

The tax character of distributions paid by the Funds during the fiscal year ended July 31, 2023 and the fiscal year ended July 31, 2022 were as follows:

	Ordinary Income		Capital Gains
	July 31, 2023	July 31, 2022	July 31, 2023	July 31, 2022
FCF US Quality ETF	$1,880,588	$5,304,037	$1,410,839	$14,377,867
FCF International Quality ETF	$3,175,073	$778,251	$—	$927,184
Donoghue Forlines Tactical
High Yield ETF	$1,465,990	$1,832,922	$—	$—
Donoghue Forlines Risk
Managed Innovation ETF	$550,240	$3,938,297	$—	$126,720
Donoghue Forlines Yield
Enhanced Real Asset ETF	$3,660,884	$1,150,709	$54,259	$—

8.  SECURITIES LENDING

Following terms of a securities lending agreement with USB, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities. Loans shall be marked to market daily. If the market value of the collateral at the close of trading on a business day is less than the margin percentage of the market value of the loaned securities at the close of trading that day, reasonable efforts will be made to seek an additional amount of collateral the following business day. During the time securities are on loan, the borrower will pay the Funds any accrued income on those securities, and the Funds may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution. Securities lending involves the risk of a default or insolvency of the

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Funds.

Each Fund receives cash as collateral in return for securities lent, if any, as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. As of July 31, 2023, the Funds held the following amounts in the Mount Vernon Liquid Assets Portfolio, LLC:

Amount Held at
July 31, 2023
FCF US Quality ETF	$20,461,842
FCF International Quality ETF	$1,741,224
Donoghue Forlines Tactical High Yield ETF	$5,447,596
Donoghue Forlines Risk Managed Innovation ETF	$10,848,834
Donoghue Forlines Yield Enhanced Real Asset ETF	$11,872,609

The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Custodian as lending agent.

9.  CERTAIN RISKS

Concentration Risk. A fund concentrated in an industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry or group of related industries may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to a direct investment in a foreign security. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to:

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Emerging Markets Risk. Investments in emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations than investments in more developed markets. Companies in emerging markets may be subject to less stringent regulatory, accounting, auditing, and financial reporting and recordkeeping standards than companies in more developed countries, which could impede the Adviser’s ability to evaluate such companies or impact TTAI’s performance. Securities laws and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited or otherwise impaired. In addition, investments in emerging markets may experience lower trading volume, greater price fluctuations, delayed settlement, unexpected market closures and lack of timely information, and may be subject to additional transaction costs.

Equity Investing Risk. An investment in TTAC, TTAI, DFNV or DFRA involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Region Risk. To the extent that the Funds invest a significant portion of its assets in a specific geographic region or a particular country, the Funds will generally have more exposure to that region or country’s economic risks. In the event of economic

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

or political turmoil or a deterioration of diplomatic relations in a region or country where a significant portion of the Funds’ assets are invested, the Funds may experience substantial illiquidity or reduction in the value of the Funds’ investments. Adverse conditions in a certain region or country can also adversely affect securities of issuers in other countries whose economies appear to be unrelated.

High Yield (Junk Bond) Securities Risk. High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies, including smaller and medium capitalization companies, without long track records of sales and earnings, or with questionable credit strength. These companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying floating rate loans. These fixed-income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the shares of an Underlying ETF and the income it earns.

MLP Risk. An MLP is a publicly traded partnership primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk. MLPs taxed as partnerships, subject to the application of certain partnership audit rules, generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by DFRA were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in DFRA and lower income.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

Real Assets Industry Group Risk. The risks of investing in the Real Assets Industry Group include the risks of focusing investments in the real estate, infrastructure, commodities and natural resources related sectors, and adverse developments in these sectors may significantly affect the value of the Shares. Accordingly, DFRA is more susceptible to adverse developments affecting one or more of these sectors than a fund that invests more broadly, and the Fund may perform poorly during a downturn affecting issuers in those sectors. Companies involved in activities related to the Real Assets Industry Group can be adversely affected by, among other things, government regulation or deregulation, global political and economic developments, energy and commodity prices, the overall supply and demand for oil and gas, changes in tax zoning laws, environmental issues, and low inflation.

REITs Risk. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. DFRA may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations.

Sector Focus Risk. To the extent that the Fund’s investments are focused on a particular sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Focusing on a particular sector could increase the Fund’s volatility over the short term.

Underlying ETFs Risk. In seeking to track its Underlying Index, each of DFHY and DFNV may invest a portion of its assets in Underlying ETFs. In those situations, the Funds’ investment performance is directly related to the performance of the Underlying ETFs. The Funds’ net asset value (or “NAV”) will change with changes in the value of the Underlying ETFs based on their market valuations. An investment in the Funds will entail more costs and expenses than a direct investment in the Underlying ETFs. As the Underlying ETFs, or the Funds’ allocations among the Underlying ETFs, change from time to time, or to the extent that the total annual fund operating expenses of any Underlying ETF changes, the weighted average operating expenses borne by the Funds may increase or decrease.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of U.S. Treasury securities or Underlying ETFs providing exposure to such securities to decline.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

NOTE 10 – SUBSEQUENT EVENT

The following Funds have declared distributions to be paid, on September 8, 2023, to shareholders of record on September 7, 2023, as follows:

Income
FCF US Quality ETF	$0.11321650
FCF International Quality ETF	$0.16440858
Donoghue Forlines Tactical High Yield ETF	$0.30581249
Donoghue Forlines Yield Enhanced Real Asset ETF	$0.60653850

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no additional adjustments or disclosures were required to the financial statements.

TrimTabs ETF Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FCF US Quality ETF, FCF International Quality ETF, Donoghue Forlines Tactical High Yield ETF, Donoghue Forlines Risk Managed Innovation ETF, Donoghue Forlines Yield Enhanced Real Asset ETF and Board of Trustees of TrimTabs ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TrimTabs ETF Trust comprising FCF US Quality ETF, FCF International Quality ETF, Donoghue Forlines Tactical High Yield ETF, Donoghue Forlines Risk Managed Innovation ETF, and Donoghue Forlines Yield Enhanced Real Asset ETF (the “Funds”) as of July 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended July 31, 2022, and prior, were audited by other auditors whose report dated September 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  Our audits also included evaluating

TrimTabs ETF Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania
September 29, 2023

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2023 (Unaudited)

1.  FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Funds’ website at www.fcf-funds.com.

2.  FEDERAL TAX INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended July 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

FCF US Quality ETF	100.00%
FCF International Quality ETF	100.00%
Donoghue Forlines Tactical High Yield ETF	0.00%
Donoghue Forlines Risk Managed Innovation ETF	63.59%
Donoghue Forlines Yield Enhanced Real Asset ETF	65.60%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended July 31, 2023, was as follows:

FCF US Quality ETF	100.00%
FCF International Quality ETF	0.69%
Donoghue Forlines Tactical High Yield ETF	0.00%
Donoghue Forlines Risk Managed Innovation ETF	59.11%
Donoghue Forlines Yield Enhanced Real Asset ETF	24.83%

SHORT-TERM CAPITAL GAIN

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

FCF US Quality ETF	0.00%
FCF International Quality ETF	0.00%
Donoghue Forlines Tactical High Yield ETF	0.00%
Donoghue Forlines Risk Managed Innovation ETF	0.00%
Donoghue Forlines Yield Enhanced Real Asset ETF	40.76%

3.  DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll free at 1-800-617-0004.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2023 (Unaudited) (Continued)

Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. Each Fund’s portfolio holdings are posted daily on their website at www.fcf-funds.com.

4.  PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures the Funds use to determine how to vote proxies related to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll free at 1-800-617-0004, by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.fcf-funds.com. Information on how the Funds voted proxies related to portfolio securities during the period ended June 30 is available without charge, upon request, by calling 1-800-617-0004 or by accessing the website of the SEC.

5.  INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL

At a meeting held on March 13, 2023, the Board of Trustees (the “Board”) of TrimTabs ETF Trust (the “Trust”), including the Trustees of the Trust who were not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the renewal of: (i) the investment advisory agreement (the “Advisory Agreement”) between FCF Advisors LLC (“FCF”) and the Trust, on behalf of each of FCF US Quality ETF (“TTAC”), FCF International Quality ETF (“TTAI”), Donoghue Forlines Yield Enhanced Real Asset ETF (“DFRA”), Donoghue Forlines Tactical High Yield ETF (“DFHY”) and Donoghue Forlines Risk Managed Innovation ETF (“DFNV” and, together with TTAC, TTAI, DFRA and DFHY, the “Renewal Funds” and, each, a “Renewal Fund”); and (ii) the sub-advisory agreement (the “Sub-Advisory Agreement”) between FCF and Donoghue Forlines LLC (“Donoghue”) with respect to DFRA, DFHY and DFNV (the “Sub-Advised Funds” and, each, a “Sub-Advised Fund”).

In evaluating the Advisory Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials furnished by FCF and Donoghue. The Board considered the following factors, among others, in connection with its renewal of the Advisory Agreement and Sub-Advisory Agreement, as it pertained to each Renewal Fund: (1) the nature, extent, and quality of the services provided by FCF and Donoghue; (2) the investment performance of each Renewal Fund; (3) a comparison of fees and expenses of each Renewal Fund to its respective peer group (each, a “Peer Group”); (4) the profitability to FCF and Donoghue; (5) the extent to which economies of scale might be realized as each Renewal Fund grows; and (6) any ancillary benefits derived by FCF and Donoghue from their relationships with the Renewal Funds.  The Board also considered the materials that they had received at past

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2023 (Unaudited) (Continued)

meetings, including at routine quarterly meetings, relating to the nature, extent and quality of FCF’s and Donoghue’s services, including information concerning each Renewal Fund’s advisory fee, sub-advisory fee, total expense ratio and performance.

In addition, prior to approving the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees met in executive session with counsel to the Independent Trustees without representatives of FCF or Donoghue.  The Independent Trustees reviewed with counsel to the Independent Trustees the legal standards applicable to their consideration of the Advisory Agreement and Sub-Advisory Agreement for each Renewal Fund.  The Independent Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreement and the weight to be given to each such factor.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel of both FCF (who perform services for TTAC and TTAI) and Donoghue (who perform services for the Sub-Advised Funds), the compliance functions of FCF and Donoghue, and the financial conditions of FCF and Donoghue.  Further, the Board evaluated the integrity of FCF’s and Donoghue’s personnel, the stock selection models on which FCF relies in managing each of TTAC and TTAI, and the management of each Renewal Fund’s investments in accordance with its stated investment objective and policies. The Board also considered that the Sub-Advised Funds utilize index-based strategies pursuant to which FCF’s affiliate serves as index provider. The Board further considered the demonstrated ability of the portfolio management teams for each Renewal Fund to continue to manage each Renewal Fund’s investments in accordance with each Renewal Fund’s stated investment objective.

Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that the nature, extent and quality of the services supported renewal of the Advisory Agreement and Sub-Advisory Agreement.

Performance

With respect to the performance of each Renewal Fund, the Board considered each Renewal Fund’s since inception, one-year, three-year and five-year performance, as applicable.  In this regard, among other things, the Board considered each Renewal Fund’s total return compared to the total return of its benchmark index and Peer Group.  The Board observed that TTAC had outperformed its Peer Group median and average total returns as well as its benchmark for the since inception, one-year, three-year and five-year periods. The Board observed that TTAI had outperformed its Peer Group median and average total returns and its benchmark for the three-year and five-year periods but underperformed its Peer Group median and average total returns and its benchmark for the one-year and since inception periods.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2023 (Unaudited) (Continued)

The Board observed that DFHY had outperformed its benchmark for the since inception period, but underperformed its benchmark for the one-year period and its Peer Group median and average total returns for the since inception and one-year periods.  The Board observed that DFNV had outperformed its Peer Group median and average total returns for the one-year and since inception periods, but underperformed its benchmark for the same time periods.  Finally, the Board observed that DFRA outperformed its Peer Group median and average total returns for the one-year and since inception periods.

Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that each Renewal Fund’s investment performance supported renewal of the Advisory Agreement and Sub-Advisory Agreement.

Comparative Fees and Expenses

The Board considered the fee structure of the Advisory Agreement with respect to each Renewal Fund and the Sub-Advisory Agreement with respect to the Sub-Advised Funds.  The Board also reviewed information compiled by the Renewal Funds’ administrator comparing each Renewal Fund’s advisory fee and expense ratio to the advisory fees and expense ratios of each Renewal Fund’s respective Peer Group.  The Board noted that each Renewal Fund’s advisory fee and expense ratio were both higher than the median and average, but below the maximum, advisory fees and expense ratios of their corresponding Peer Groups.  Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that each Fund’s fees and expenses supported renewal of the Advisory Agreement and Sub-Advisory Agreement.

Costs and Profitability

The Board also reviewed the compensation and benefits received by FCF and Donoghue from their relationships with the Renewal Funds.  In this regard, the Board took into consideration that the advisory fee for each Renewal Fund was structured as a “unified fee,” pursuant to which FCF would pay all of the Funds’ expenses, except for the fee payment under the Advisory Agreement, payments under each Fund’s Rule 12b-1 plan (if any), brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Renewal Fund may be a party and indemnification of the Trustees and officers with respect thereto), and considered the benefits that accrue to each Renewal Fund as a result of this fee structure.  The Board noted that FCF is therefore contractually responsible for compensating the Trust’s other service providers and paying each Renewal Fund’s other expenses out of its own fees and resources.  The Board also considered the extent to which Donoghue would bear a portion of these expenses for each Sub-Advised Fund pursuant to the Sub-Advisory Agreement.  For DFRA, the Board considered the extent to which Donoghue would bear a majority of these expenses under the Sub-Advisory

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2023 (Unaudited) (Continued)

Agreement, pursuant to which FCF delegates to Donoghue the obligation to pay the foregoing expenses (except for certain expenses paid by FCF).  The Board also noted that under the Sub-Advisory Agreement for DFNV and DFHY, Donoghue would likely supplement a portion of the costs of operating DFNV and DFHY for some period of time and considered the benefits that would accrue to each Sub-Advised Fund.

Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that the profitability analysis supported renewal of the Advisory Agreement and Sub-Advisory Agreement.

Economies of Scale

The Board considered the information provided by FCF and Donoghue as to the extent to which economies of scale would be realized as a Renewal Fund grows and whether anticipated fee levels reflect economies of scale for the benefit of shareholders.  The Board noted that, because the advisory fee schedule for each Renewal Fund does not currently include breakpoints, any reduction in fixed costs associated with the management of a Renewal Fund would be enjoyed by FCF and/or Donoghue; however, the Board also noted that the unified fee structure provides a level of certainty in expenses for each Renewal Fund.  Based on their review, the current asset levels of the Renewal Funds, and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that the possibility of realizing future economies of scale was not a material factor in connection with the renewal of the Advisory Agreement and Sub-Advisory Agreement at this time.

Ancillary Benefits

The Board then considered the extent to which FCF and Donoghue might derive ancillary (or fall-out) benefits as a result of their relationships with the Renewal Funds.  For example, the Board noted that FCF and Donoghue may engage in soft dollar transactions in the future, although neither currently plans to do so. The Board also noted that FCF and Donoghue may obtain a reputational benefit from the success of any Renewal Fund.  Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that ancillary benefits were not a material factor in connection with the renewal of the Advisory Agreement and Sub-Advisory Agreement.

Conclusion

Based on their review of the facts and circumstances related to the Advisory Agreement and Sub-Advisory Agreement, the Trustees concluded that each Renewal Fund and its shareholders could benefit from FCF’s and, with respect to the Sub-Advised Funds, Donoghue’s continued management.  Thus, the Board determined that the renewal of the Advisory Agreement with respect to each Renewal Fund and the Sub-Advisory Agreement with respect to each Sub-Advised Fund was appropriate and in the best

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2023 (Unaudited) (Continued)

interest of each Renewal Fund and its shareholders.  In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to different factors.  Based on their review, including consideration of each of the factors referenced above, the Trustees determined, in the exercise of their reasonable business judgment, that the advisory and sub-advisory arrangements for each Renewal Fund, as outlined in the Advisory Agreement and Sub-Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the continuance of the Advisory Agreement on behalf of each Renewal Fund and the Sub-Advisory Agreement with respect to the Sub-Advised Funds.

6.  CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

On March 6, 2023, Cohen & Company, Ltd. (“Cohen”) finalized the acquisition of BBD’s Investment Management Group, which resulted in the client-independent registered public accounting firm relationship between the FCF US Quality ETF, FCF International Quality ETF, Donoghue Forlines Tactical High Yield ETF, Donoghue Forlines Risk Managed Innovation ETF and Donoghue Forlines Yield Enhanced Real Asset ETF (each a “series” or “Funds”) of the TrimTabs ETF Trust (the “Trust” or “Registrant”) and BBD, LLP ceasing on March 13, 2023.

The Funds, upon the recommendation and approval of their Audit Committee and Board of Trustees, engaged Cohen as their new independent registered public accounting firm on June 13, 2023 to audit the Funds’ financial statements for the fiscal year ending July 31, 2023.

The report of BBD on the financial statements of the Funds as of and for the fiscal years ended July 31, 2022 and July 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended July 31, 2022 and July 31, 2021, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the Registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal years ended July 31, 2022 and July 31, 2021, and during the subsequent interim period through March 13, 2023, neither the Registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2023 (Unaudited) (Continued)

application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

7.  TRUSTEES AND OFFICERS

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o FCF Advisors LLC 1345 Avenue of the Americas, 33rd Floor, New York, NY, 10105. The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers is available without charge, upon request, by calling toll-free at 1-800-617-0004.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position(s)	Length	Occupation	Complex	Held by Trustee
Name, Year	Held with	of Time	During Past	Overseen	During Past
of Birth	the Trust	Served	Five Years	by Trustee	Five Years
Independent Trustees

Stephen J. Posner	Trustee	Since	Retired Since	5	Director, TrimTabs
YOB: 1944		2014	2014.		Investment Research
(2016-2017)**

David A. Kelly	Trustee	Since	Founder and	5	None
YOB: 1938		2015	President, Three
Lakes Advisors, Inc.
(1996-present)

Interested Trustee*

Jacob Pluchenik	President	Trustee	Managing Member,	5	None
YOB: 1976	and	since	GF Investments
	Principal	2021;	(2005-present);
	Executive	President	Member, FCF
	Officer	and	Advisors LLC
		Principal	(2016-present)
Executive
Officer
Since
November
2022

*	Mr. Pluchenik is an “interested person,” as defined by the Investment Company Act of 1940, as amended, because of his ownership interest in the Adviser.
**	TrimTabs Investment Research does not control and is not controlled by or under common control with the Adviser.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2023 (Unaudited) (Continued)

Term of
	Position(s)	Office and
Name, Year	Held with	Length of
of Birth	the Trust	Time Served	Principal Occupation During Past Five Years
Officers

Derin Cohen	Chief	Chief	Chief Operating & Compliance Officer, FCF Advisors
YOB: 1991	Compliance	Compliance	LLC (2019-present) and Vice President, Marketing and
	Officer and	Officer and	Operations (2017-2019); Lead Generation Associate,
	Anti-Money	Anti-Money	SinglePlatform (2017-2017); Internal Control Associate,
	Laundering	Laundering	Maxim Group LLC (2013-2017)
	Officer	Officer since
2019; Vice
President
(2018-2019)

Vince (Qijun) Chen	Vice	Since 2019	Director of Research, FCF Advisors LLC (2022-present);
YOB: 1994	President,		Portfolio Manager, FCF Advisors LLC (2021-present);
	Treasurer		Quantitative Analyst, FCF Advisors LLC
	and		(2017-present); Application Developer, NYC Human
	Principal		Resources Administration (2017-2017)
Financial
Officer

 (This Page Intentionally Left Blank.)

Investment Adviser
FCF Advisors LLC
1345 Avenue of the Americas, 33rd Floor
New York, NY 10105

Investment Sub-Adviser
Donoghue Forlines LLC
One International Place, Suite 2920
Boston, MA 02110

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Administrator, Fund Accountant & Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of the TrimTabs ETF has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FCF US Quality ETF

	FYE 07/31/2023	FYE 07/31/2022
(a) Audit Fees	$12,500	$12,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$3,000	$3,000
(d) All Other Fees	N/A	N/A

FCF International Quality ETF

	FYE 07/31/2023	FYE 07/31/2022
(a) Audit Fees	$14,500	$14,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$3,000	$3,000
(d) All Other Fees	N/A	N/A

Donoghue Forlines Tactical High Yield ETF

	FYE 07/31/2023	FYE 07/31/2022
(a) Audit Fees	$12,500	$12,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$3,000	$3,000
(d) All Other Fees	N/A	N/A

Donoghue Forlines Risk Managed Innovation ETF

	FYE 07/31/2023	FYE 07/31/2022
(a) Audit Fees	$12,500	$12,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees (d) All Other Fees	$3,000 N/A	$3,000 N/A

Donoghue Forlines Yield Enhanced Real Asset ETF

	FYE 07/31/2023	FYE 07/31/2022
(a) Audit Fees	$12,500	$12,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees (d) All Other Fees	$3,000 N/A	$3,000 N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. (FYE 07/31/2023) and BBD, LLP (FYE 07/31/2022) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FCF US Quality ETF

	FYE 07/31/2023	FYE 07/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

FCF International Quality ETF

	FYE 07/31/2023	FYE 07/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Donoghue Forlines Tactical High Yield ETF

	FYE 07/31/2023	FYE 07/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Donoghue Forlines Risk Managed Innovation ETF

	FYE 07/31/2023	FYE 07/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Donoghue Forlines Yield Enhanced Real Asset ETF

	FYE 07/31/2023	FYE 07/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

FCF US Quality ETF

Non-Audit Related Fees	FYE 07/31/2023	FYE 07/31/2022
Registrant	-	-
Registrant’s Investment Adviser	-	-

FCF International Quality ETF

Non-Audit Related Fees	FYE 07/31/2023	FYE 07/31/2022
Registrant	-	-
Registrant’s Investment Adviser	-	-

Donoghue Forlines Tactical High Yield ETF

Non-Audit Related Fees	FYE 07/31/2023	FYE 07/31/2022
Registrant	-	-
Registrant’s Investment Adviser	-	-

Donoghue Forlines Risk Managed Innovation ETF

Non-Audit Related Fees	FYE 07/31/2023	FYE 07/31/2022
Registrant	-	-
Registrant’s Investment Adviser	-	-

Donoghue Forlines Yield Enhanced Real Asset ETF

Non-Audit Related Fees	FYE 07/31/2023	FYE 07/31/2022
Registrant	-	-
Registrant’s Investment Adviser	-	-

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: David Kelly and Stephen Posner.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of TrimTabs ETF Trust.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  TrimTabs ETF Trust

By (Signature and Title)*    /s/Jacob Pluchenik
Jacob Pluchenik, President (Principal Executive Officer)

Date    10/4/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Jacob Pluchenik
Jacob Pluchenik, President (Principal Executive Officer)

Date    10/4/2023

By (Signature and Title)*    /s/Vince (Qijun) Chen
Vince (Qijun) Chen, Treasurer (Principal Financial Officer)

Date    10/3/2023

* Print the name and title of each signing officer under his or her signature.